As filed with the Securities and Exchange Commission on January 29, 2010

File Nos. 811-09607
333-88517

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☒
Pre-Effective Amendment No.		☐
Post-Effective Amendment No.	19	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☒

Amendment No.	21	☒

(Check appropriate box or boxes)

FAIRHOLME FUNDS, INC.
(Exact name of Registrant as Specified in Charter)

4400 BISCAYNE BLVD
MIAMI, FL 33137
(Address of Principal Executive Office)
305-358-3000
(Registrant's Telephone Number, including Area Code)

MR. BRUCE R. BERKOWITZ
FAIRHOLME CAPITAL MANAGEMENT, LLC
4400 BISCAYNE BLVD
MIAMI, FL 33137
(Name and address of agent for Service)

Copies of Communications to:
Mr. Paul M. Miller
Seward & Kissel LLP
1200 G Street, N.W.
Washington, D.C. 20005

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to Rule 485(b).
☐	on (date) pursuant to Rule 485(b).
☐	on (date) pursuant to Rule 485(a)(1).
☒	60 days after filing pursuant to Rule 485 (a)(1).
☐	75 days after filing pursuant to Rule 485 (a)(2).
☐	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940, as amended.  Therefore, no registration fee is due with this filing.

THE FAIRHOLME FUND
Ticker: FAIRX
A No-Load, Non-Diversified Fund
Seeking Long-Term Growth of Capital

THE FAIRHOLME FOCUSED INCOME FUND
Ticker: FOCIX
A No-Load, Non-Diversified Fund
Seeking Current Income

PROSPECTUS

_____________, 2010

Series of
FAIRHOLME FUNDS, INC.
("Company")

4400 Biscayne Blvd.
Miami, FL  33137

FAIRHOLMEFUNDS.COM
1-866-202-2263

Managed by
FAIRHOLME CAPITAL MANAGEMENT, LLC
("Manager")

As with all mutual funds, the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

THE FAIRHOLME FUND	4
The Fairholme Fund's Investment Objective	4
The Fairholme Fund's Fees and Expenses	4
The Fairholme Fund's Portfolio Turnover	5
The Fairholme Fund's Principal Investment Strategies	5
The Principal Risks of Investing in the Fairholme Fund	6
The Fairholme Fund's Past Performance	9
The Fairholme Fund's Investment Adviser	11
The Fairholme Fund's Portfolio Management Team	11
Tax Information for the Fairholme Fund	12
Payments to Broker-Dealers and Other Financial Intermediaries	12
THE FAIRHOLME FOCUSED INCOME FUND	13
The Income Fund's Investment Objective	13
The Income Fund's Fees and Expenses	13
The Income Fund's Portfolio Turnover	15
The Income Fund's Principal Investment Strategies	15
The Principal Risks of Investing in the Income Fund	16
The Income Fund's Past Performance	18
The Income Fund's Investment Adviser	18
The Income Fund's Portfolio Management Team	18
Purchase and Sale of Income Fund Shares	19
Tax Information for the Income Fund	19
Payments to Broker-Dealers and Other Financial Intermediaries	19
THE MANAGER	20
The Funds' Portfolio Management Team	21
Other Support Personnel and Support Services	21
Conflicts of Interest	22
BUYING AND SELLING SHARES OF THE FUNDS	22
INVESTING IN THE FUNDS	22
Determining Share Prices	22
Opening and Adding to Your Account	23
Purchasing Shares by Mail	23
Purchasing Shares by Wire Transfer	24
Purchasing Shares Through Financial Service Organizations	24
Purchasing Shares Through Automatic Investment Plan	25
Purchasing Shares by Telephone	26
Miscellaneous Purchase Information	27
Policies Regarding Frequent Trading of Fund Shares	28
HOW TO SELL (REDEEM) YOUR SHARES	29
Selling Shares by Mail	31
Signature Guarantee Requirements	31
Selling Shares by Telephone	31
Wiring Redemption Proceeds	32

Redemption at the Option of a Fund	32
Redemptions in-Kind	32
Redemption Fee – Fairholme Fund Only	32
INCOME DIVIDENDS AND DISTRIBUTIONS	33
TAX CONSIDERATIONS	33
GENERAL INFORMATION	34
FINANCIAL HIGHLIGHTS – THE FAIRHOLME FUND	36
FINANCIAL HIGHLIGHTS – THE INCOME FUND	37
APPENDIX A	38
FOR MORE INFORMATION	Back Cover

THE FAIRHOLME FUND
(" Fairholme Fund")

The Fairholme Fund's Investment Objective
The Fairholme Fund's investment objective is long-term growth of capital .

The Fairholme Fund's Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fairholme Fund.

SHAREHOLDER FEES* (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of amount reinvested)	None
Redemption Fee Paid to the Fairholme Fund (as a percentage of amount redeemed within 60 days of purchase, if applicable)	2.00	%**

*  Shareholders will be charged fees by the Fairholme Fund's Transfer Agent for outgoing wire transfers, returned checks and stop payment orders.  Additionally, individual retirement accounts will be charged a fee by the Fairholme Fund's custodian.
**  The redemption fee applies to the proceeds of Fund shares that are redeemed within 60 days of purchase, with limited exceptions.  See "Redemption Fee" section  for more information.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment in the Fairholme Fund)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	1.01%

Please note that the Total Annual Fairholme Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the "Financial Highlights" section of this Prospectus.

Example
This Example is intended to help you compare the cost of investing in the Fairholme Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fairholme Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fairholme Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$	$	$	$

You would pay the following expenses if you did not redeem your shares:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$	$	$	$

The Fairholme Fund's Portfolio Turnover
The Fairholme Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fairholme Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fairholme Fund's performance.  During the most recent fiscal year, the Fairholme Fund's portfolio turnover rate was 71.09% of the average value of its portfolio.

The Fairholme Fund's Principal Investment Strategies
The Manager attempts, under normal circumstances, to achieve the Fairholme Fund's investment objective by investing in a focused portfolio of equity and fixed-income securities.  The proportion of the Fairholme Fund's assets invested in each type of asset class will vary from time to time based upon the Manager's assessment of general market and economic conditions .  T he Fairholme Fund may invest in, and may shift frequently among, the asset classes and market sectors.

The equity securities in which the Fairholme Fund invests include common and preferred stock (including convertible preferred stock), partnership interests, business trust shares, rights and warrants to subscribe for the purchase of equity securities and depository receipts.  The Fairholme Fund invests in equity securities without regard to the jurisdictions in which the issuers of the securities are organized or situated and without regard to the market capitalizations or sectors of such issuers.

The fixed-income securities in which the Fairholme Fund invests include U.S. corporate debt securities, non-U.S. corporate debt securities, U.S. government and agency debt securities, short-term debt obligations of foreign governments and foreign money-market instruments.  Except for its investments in short-term debt obligations of foreign governments, the Fairholme Fund invests in fixed-income securities without regard to maturity or the rating of the issuer of the security.  The Fairholme Fund's investments in short-term debt obligations of foreign governments will generally have a maturity of six months or less and a credit rating of "A" or better by Standard & Poor's ("S&P") or a similar rating by another nationally recognized statistical rating organization ("NRSRO").

The Manager uses fundamental analysis to identify certain attractive characteristics of companies.  Such characteristics may include, but are not limited to: high free cash flow yields in relation to market values and risk-free rates; sensible capital allocation policies; strong competitive positions; solid balance sheets; stress-tested owner/managers; participation in stressed industries having reasonable prospects for recovery; potential for long-term growth; significant tangible assets in relation to enterprise values; high returns on invested equity and capital; and the production of essential services and products.  The Manager defines free cash flow as the cash a company would generate annually from operations after all cash outlays necessary to maintain the business in its current condition.

The Fairholme Fund also invests in "special situations" to achieve its objective.  A special situation arises when the securities of a company are expected to appreciate within a reasonable time due to company-specific developments rather than general business conditions or movements of the market as a whole.  Such developments and situations include, but are not limited to, liquidations, reorganizations, recapitalizations, mergers, management changes and technological developments.  Investments in special situations may be either equity securities or fixed-income securities, such as corporate debt, which may be in a distressed position as a result of economic or company specific developments.  "Special situation" investments may include high yield fixed-income securities or "junk bonds" (i.e., securities that are rated below investment grade by S&P or by another NRSRO or similar unrated securities).

Subject to applicable legal restrictions, the Fairholme Fund may invest in securities of an issuer for the purpose of affecting the management or control of the issuer, although it is not the intention of the Fairholme Fund or the Manager to unilaterally control any issuer.

Although the Fairholme Fund normally holds a focused portfolio of equity and fixed-income securities, the Fairholme Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents, including, but not limited to, U.S. Government securities, money-market funds, repurchase agreements and other high quality money market instruments.  From time to time, cash and cash reserves may also include foreign securities, including but not limited to, short-term obligations of foreign governments or other high quality foreign money-market instruments.  The Fairholme Fund believes that a certain amount of liquidity in the Fairholme Fund's portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities.  Under adverse market conditions, when the Fairholme Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a significant percentage of the Fairholme Fund's total assets.  When the Fairholme Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objective.

The Fairholme Fund may also use other investment strategies, which are described in the Fairholme Fund's Statement of Additional Information ("SAI").

The Principal Risks of Investing in the Fairholme Fund

General Risks.  All investments are subject to inherent risks, and investments in the Fairholme Fund are no exception. Accordingly, you may lose money by investing in the Fairholme Fund.  When you sell your Fairholme Fund shares, they may be worth less than what you paid for them because the value of the Fairholme Fund's investments will fluctuate reflecting day-to-day changes in market conditions, interest rates and numerous other factors.

Market Risk.  Markets can trade in random or cyclical price patterns, and prices can fall over sustained periods of time.  The value of the Fairholme Fund's investments will fluctuate as markets fluctuate and could decline over short- or long-term periods.

Focused Portfolio and Non-Diversification Risks.  The Fairholme Fund attempts to invest in a limited number of securities.   Accordingly, the Fairholme Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of securities because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fairholme Fund's net asset value ("NAV").  To the extent that the Fairholme Fund invests its assets in fewer securities, the Fairholme Fund is subject to greater risk of loss if any of those securities become permanently impaired.

The Fairholme Fund is considered to be "non-diversified" under the Investment Company Act of 1940, as amended ("1940 Act"), which means that the Fairholme Fund can invest a greater percentage of its assets in fewer securities than a diversified fund.  The Fairholme Fund may also have a greater percentage of its assets invested in particular industries than a diversified fund, exposing the Fairholme Fund to the risk of unanticipated industry conditions as well as risks particular to a single company or the securities of a single company.  Additionally, the NAV of a non-diversified fund generally is more volatile, and a shareholder may have a greater risk of loss if he or she redeems during a period of high volatility.  Lack of broad diversification also may cause the Fairholme Fund to be more susceptible to economic, political, regulatory, liquidity or other events than a diversified fund.

Special Situation Risk.  Investments in special situations may involve greater risks when compared to the Fairholme Fund's other strategies due to a variety of factors.  Mergers, reorganizations, liquidations or recapitalizations may not be completed on the terms originally contemplated, or may fail.  Expected developments may not occur in a timely manner, or at all.  Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment.  Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Fairholme Fund may be unable to recoup some or all of its investment.

Foreign Securities Risk.  The Fairholme Fund has the ability to invest in foreign securities, and, from time to time, a significant percentage of the Fairholme Fund's assets may be composed of foreign investments. Such investments involve greater risk in comparison to domestic investments for the following reasons: foreign companies may not be subject to the same degree of regulation as U.S. companies, and there may be less publicly available information about foreign issuers than U.S. issuers; foreign companies may not be subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes, and such taxes may reduce the net return to Fairholme Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar.  Although the Fairholme Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fairholme Fund.

Currency Risk.  The Fairholme Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fairholme Fund's investments in foreign securities .

Asset Allocation Risk.  The Fairholme Fund's investments are subject to the risk that the allocation of investments in equity and fixed-income securities may have a more significant effect on the Fairholme Fund's NAV when one of these asset classes is performing more poorly than the other .

Interest Rate Risk.  The Fairholme Fund's investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates.  Investments subject to interest rate risk will usually decrease in value when interest rates rise and rise in value when interest rates decline.  Also, securities with long maturities typically experience a more pronounced change in value when interest rates change.

Credit Risk.  The Fairholme Fund's investments are subject to credit risk.  An issuer's credit quality depends on its ability to pay interest on and repay its debt and other obligations.  Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value.  The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.  The Manager does not rely solely on third party credit ratings to select the Fairholme Fund's portfolio securities.

Prepayment Risk.  The Fairholme Fund's investments may be subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity.  Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  In addition, the potential impact of prepayment features on the price of a security can be difficult to predict and result in greater volatility.

High Yield Security Risk.  Investments in fixed-income securities that are rated below investment grade by one or more NRSROs ("high yield securities") may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities.  High yield securities are also generally considered to be subject to greater market risk than higher-rated securities.  The capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.  In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities.  The market for high yield securities may be less liquid than the market for higher-rated securities.  This can adversely affect the Fairholme Fund's ability to buy or sell optimal quantities of high yield securities at desired prices.

Inflation Risk.  This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.  As inflation increases, the value of the Fairholme Fund's assets can decline as can the value of the Fairholme Fund's distributions.  This risk increases as a fund invests a greater portion of its assets in fixed-income securities with longer maturities.

Convertible Security Risk.  Securities that may be converted into other securities may be subject to the market risks of equity securities, the risks of debt securities and other risks.  The market value of securities tends to decline as interest rates increase.  Their value also tends to change whenever the market values of underlying securities fluctuate.

Liquidity Risk.  The Fairholme Fund's investments are subject to liquidity risk.  This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe.  This risk includes the risk that trading on an exchange may be halted because of market conditions.

Small- to Medium-Capitalization Risk.  The Fairholme Fund has the ability to invest in securities of companies with small to medium market capitalizations.  Such companies may be engaged in business within a narrow geographic region, be less well known to the investment community and have more volatile share prices.  Also, companies with smaller market capitalizations often lack management depth, have narrower market penetrations, less diverse product lines and fewer resources than larger companies.  Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace.

Control and Substantial Positions Risk.  To the extent it invests in the securities of a company for the purpose of affecting the management or control of the company, the Fairholme Fund is subject to risks other than a possible decline in the value of the investment.  These risks include the risk that the Fairholme Fund may be subject to additional legal and regulatory requirements as a result of the investment, including requirements limiting further investment or restricting the Fairholme Fund's ability to dispose of or hedge the investment.  The Fairholme Fund may incur significant, additional expenses in connection with the investment, and there is no guarantee that the expenses will be recouped.  The Fairholme Fund may be exposed to various legal claims of the company in which it has invested or by such company and its security holders or creditors as result of the investment.  These claims include claims that the Fairholme Fund, as a control person or significant shareholder of the company, is liable for violations by the company of securities or other laws or has a fiduciary responsibility to other shareholders in connection with the Fairholme Fund's voting or investment decisions with respect to its holdings of the company's shares.

An investment in the Fairholme Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.   Further discussion about other risks of investing in the Fairholme Fund may be found in the  SAI.

The Fairholme Fund's Past Performance
The bar chart and table set out below show the Fairholme Fund's historical performance and provide some indication of the risks of investing in the Fairholme Fund by showing changes in the Fairholme Fund's performance from year to year and by showing how the Fairholme Fund's average annual returns for 1, 5 and 10 years compare to the performance of the S&P 500 Index.  The Fairholme Fund's past performance (before and after taxes) may not be an indication of how the Fairholme Fund will perform in the future.  Updated performance information for the Fairholme Fund may be obtained by visiting www.fairholmefunds.com or by calling 1-866-202-2263.

Annual Returns for the Fairholme Fund for Calendar Year Periods Ending December 31st

[INSERT UPDATED BAR CHART]

Best Quarter: ____ Qtr ____ +xx.xx%                                                                                     Worst Quarter: ___ Qtr ____ -yy.yy%

Average Annual Total Returns for the Fairholme Fund for Periods Ending on December 31, 2009

Portfolio Returns	1 Year	5 Years	10 Years
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fairholme Fund Shares
S&P 500 Index (reflects no deduction for fees, expenses or taxes)

The theoretical "after-tax" returns shown in the table are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Your actual "after-tax" returns depend on your personal tax situation and may differ from the returns shown above.  Also, "after-tax" return information is not relevant to shareholders who hold Fairholme Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The "after-tax" returns shown in the table reflect past tax effects and are not predictive of future tax effects.

The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization.  The S&P 500 Index assumes reinvestment of all dividends and distributions.  Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses or taxes.

The Fairholme Fund's Investment Adviser
Fairholme Capital Management, LLC.

The Fairholme Fund's Portfolio Management Team
Bruce R. Berkowitz, President and Director of the Company, is the lead manager of the Fairholme Fund's portfolio management team, and has been the Fairholme Fund's lead manager since its inception.  Mr. Berkowitz is responsible for the day-to-day management of the Fairholme Fund's portfolio.  Members of the portfolio management team advise Mr. Berkowitz prior to executing transactions on behalf of the Fairholme Fund.

Charles M. Fernandez is a member of the Fairholme Fund's portfolio management team.  He is the President of the Manager, and a Director and Vice President of the Company.  He has served as a member of the Fairholme Fund's portfolio management team since January 2008.

Purchase and Sale of Fairholme Fund Shares
Your purchase of Fairholme Fund shares is subject to the following minimum investment amounts:

Minimum Investment To Open Account*	$10,000**
Minimum Subsequent Investment (Non-Automatic Investment Plan Members)*	$1,000
Minimum Subsequent Investment (Automatic Investment Plan Members)*	$250 per month minimum ($100 per month minimum for Fairholme Fund shareholders who became AIP members prior to September 1, 2008)

*  The minimum investment amounts may be waived by the Manager in its discretion.
**  The minimum investment amount for IRAs may be reduced to the maximum investment amount permitted by law.

You may purchase or redeem Fairholme Fund shares through your financial intermediary or by contacting the Fairholme Fund: (i) by telephone at 1-866-202-2263; or (ii) in writing c/o PNC Global Investment Servicing (U.S.), Inc., P.O. Box 9692, Providence, RI 02940-9692.

Tax Information for the Fairholme Fund
The Fairholme Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fairholme Fund through a broker-dealer or other financial intermediary (such as a bank), the Fairholme Fund and its related companies may pay the intermediary for certain administrative and shareholder servicing functions. These payments may create an incentive for the broker-dealer or other intermediary to recommend the Fairholme Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

THE FAIRHOLME FOCUSED INCOME FUND
("Income Fund")

The Income Fund's Investment Objective
The Income Fund seeks current income, other forms of cash distributions and capital preservation. The Income Fund's investment objective is non-fundamental and may be changed without shareholder approval.

The Income Fund's Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Income Fund.

SHAREHOLDER FEES* (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of amount reinvested)	None

*  Shareholders will also be charged fees by the Income Fund's Transfer Agent for outgoing wire transfers, returned checks and stop payment orders. Additionally, individual retirement accounts will be charged a fee by the Income Fund's custodian.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment in the Income Fund)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses (1)	0.00%
Total Annual Fund Operating Expenses	1.00%
Fee Waiver and/or Expense Reimbursement(2)	(0.50%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.50%

(1) Other Expenses are based on estimated amounts for the current fiscal year.

(2)   The Manager has contractually agreed to waive a portion of its management fees and/or pay Fund expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation) in order to limit the net expenses of the Income Fund to 0.50% of the Income Fund's daily average net assets.  The fee waiver/expense limitation became effective on December 28, 2009 and shall remain in effect for at least one year after the effective date of this Prospectus and until the effective date of the Fund's prospectus incorporating the Fund's audited financial statements for the Fund's fiscal year ending 2010 .  The fee waiver/expense limitation may continue from year-to-year thereafter as determined by the Manager and approved by the Company's Board of Directors ("Board") .  The Manager may be reimbursed for fee waivers and/or expense limitation payments made on behalf of the Income Fund in the prior three fiscal years.  Any such reimbursement is subject to the Board's review and approval.  A reimbursement may be requested by the Manager if the aggregate amount actually paid by the Income Fund toward operating expenses for such fiscal year (taking into account any reimbursement) does not exceed the fee waiver/expense limitation for that year, or, if no such fee waiver/expense limitation is effective for that year, the Management Fee payable by the Income Fund to the Manager for that year .

Example
This Example is intended to help you compare the cost of investing in the Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods.   The Example also assumes that your investment has a 5% return each year , that the Income Fund's operating expenses remain the same and that the Manager's agreement to waive a portion of its management fee is not extended beyond its initial period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS
$	$

You would pay the following expenses if you did not redeem you shares:

1 YEAR	3 YEARS
$	$

The Income Fund's Portfolio Turnover
The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Income Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Income Fund's performance.  Since its commencement of operations, the Income Fund's portfolio turnover rate was ____% of the average value of its portfolio.

The Income Fund's Principal Investment Strategies
The Manager attempts, under normal circumstances, to achieve the Income Fund's investment objective by investing in a focused portfolio of cash distributing securities.  The Income Fund will typically invest in the securities of 15 to 50 issuers.  To maintain maximum flexibility, the securities in which the Income Fund may invest include, but are not limited to, corporate debt securities of issuers in the U.S. and foreign countries, government and agency debt securities of the U.S. and foreign countries, bank loans and loan participations, convertible bonds and other convertible securities and equity securities, including preferred and common stock.  The Income Fund's securities may be rated by NRSROs, such as Moody's Investors Services ("Moody's) or S&P, or may be unrated.  The Manager may invest in securities for the Income Fund without regard to maturity or the rating of the issuer of the security.  The Income Fund may invest without limit in lower-rated securities.  Lower-rated securities are those rated below "Baa" by Moody's or below "BBB" by S&P or that have comparable ratings from other NRSROs or, if unrated, are determined to be comparable to lower-rated debt securities by the Manager.  Additional information about the bond ratings of the NRSROs can be found in Appendix A.

The proportion of the Income Fund's assets held in various securities will be modified in accordance with the Manager's overall assessment of the investment prospects for issuers, the relative yields of securities in various market sectors, the economy and other factors.  In making investment decisions for the Income Fund, the Manager will consider many factors including cash distribution yields, quality, liquidity, and capital preservation potential.

The average maturity of the Income Fund's portfolio at any time will also depend on the Manager's overall assessment of the investment prospects for issuers, the relative yields of securities in various market sectors, the economy and other factors.  The Manager may invest in an array of securities with short, intermediate and long maturities in varying proportions.

Although the Income Fund normally holds a focused portfolio of securities, the Income Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents, including, but not limited to, U.S. Government securities, money-market funds, commercial paper, repurchase agreements and other high quality money market instruments.  From time to time, cash and cash reserves may also include foreign securities, including but not limited to, short-term obligations of foreign governments or other high quality foreign money-market instruments.  The Income Fund believes that a certain amount of liquidity in the Income Fund's portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities.  Under adverse market conditions, when the Income Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a significant percentage of the Income Fund's total assets.  When the Income Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objective.

The Income Fund may also use other investment strategies and invest in other types of investments, which are described in the  SAI.

The Principal Risks of Investing in the Income Fund
General Risks.  All investments are subject to inherent risks, and investments in the Income Fund are no exception. Accordingly, you may lose money by investing in the Income Fund.  When you sell your fund shares, they may be worth less than what you paid for them because the value of the Income Fund's investments will fluctuate reflecting day-to-day changes in market conditions, interest rates and numerous other factors.

Market Risk.  Markets can trade in random or cyclical price patterns, and prices can fall over sustained periods of time.  The value of the Income Fund's investments will fluctuate as markets fluctuate and could decline over short- or long-term periods.

Interest Rate Risk.  The Income Fund's investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates.  Investments subject to interest rate risk will usually decrease in value when interest rates rise and rise in value when interest rates decline.  Also, securities with long maturities typically experience a more pronounced change in value when interest rates change.

Credit Risk.  The Income Fund's investments are subject to credit risk.  An issuer's credit quality depends on its ability to pay interest on and repay its debt and other obligations.  Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value.  The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.  The Manager does not rely solely on third party credit ratings to select the Income Fund's portfolio securities.

Prepayment Risk.  The Income Fund's investments may be subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity.  Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  In addition, the potential impact of prepayment features on the price of a security can be difficult to predict and result in greater volatility.

High Yield Security Risk.  Investments in fixed-income securities that are rated below investment grade by one or more NRSROs ("high yield securities") may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities.  High yield securities are also generally considered to be subject to greater market risk than higher-rated securities.  The capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.  In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities.  The market for high yield securities may be less liquid than the market for higher-rated securities.  This can adversely affect the Income Fund's ability to buy or sell optimal quantities of high yield securities at desired prices.

Inflation Risk.  This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.  As inflation increases, the value of the Income Fund's assets can decline as can the value of the Income Fund's distributions.  This risk increases as the Income Fund invests a greater portion of its assets in fixed-income securities with longer maturities.

Focused Portfolio and Non-Diversification Risks.  The Income Fund attempts to invest in a limited number of securities.  Accordingly, the Income Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of securities because changes in the value of a single security may have a more significant effect, either negative or positive, on the Income Fund's NAV.  To the extent that the Income Fund invests its assets in fewer securities, the Income Fund is subject to greater risk of loss if any of those securities become permanently impaired.

The Income Fund is considered to be "non-diversified" under the 1940 Act, which means that the Income Fund can invest a greater percentage of its assets in fewer securities than a diversified fund.  The Income Fund may also have a greater percentage of its assets invested in particular industries than a diversified fund, exposing the Income Fund to the risk of unanticipated industry conditions as well as risks particular to a single company or the securities of a single company.  Additionally, the net asset value of a non-diversified fund generally is more volatile, and a shareholder may have a greater risk of loss if he or she redeems during a period of high volatility.  Lack of broad diversification also may cause the Income Fund to be more susceptible to economic, political, regulatory, liquidity or other events than a diversified fund.

Foreign Securities Risk.  The Income Fund has the ability to invest in foreign securities, and, from time to time, a significant percentage of the Income Fund's assets may be composed of foreign investments. Such investments involve greater risk in comparison to domestic investments for the following reasons: foreign companies may not be subject to the same degree of regulation as U.S. companies, and there may be less publicly available information about foreign issuers than U.S. issuers; foreign companies may not be subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes, and such taxes may reduce the net return to Income Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar.  Although the Income Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

Currency Risk.  The Income Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Income Fund's investments in foreign securities.

Convertible Security Risk.  Securities that may be converted into other securities may be subject to the market risks of equity securities, the risks of debt securities and other risks.  The market value of securities tends to decline as interest rates increase.  Their value also tends to change whenever the market values of underlying securities fluctuate.

Liquidity Risk.  The Income Fund's investments are subject to liquidity risk.  This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe.  This risk includes the risk that trading on an exchange may be halted because of market conditions.

An investment in the Income Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Further discussion about other risks of investing in the Income Fund may be found in the  SAI.

The Income Fund's Past Performance
No performance information is available for the Income Fund because it has not yet been in operation for a full calendar year.

The Income Fund's Investment Adviser
Fairholme Capital Management, LLC.

The Income Fund's Portfolio Management Team
Bruce R. Berkowitz, President and Director of the Company, is the lead manager on the Income Fund's portfolio management team, and has been the Income Fund's lead manager since its inception.  Mr. Berkowitz is responsible for the day-to-day management of the Income Fund's portfolio.  Members of the portfolio management team advise Mr. Berkowitz prior to executing transactions on behalf of the Income Fund.

Charles M. Fernandez is a member of the Income Fund's portfolio management team.  He is the President of the Manager, and a Director and Vice President of the Company.  He has served as a member of the Income Fund's portfolio management team since its inception.

Purchase and Sale of Income Fund Shares
Your purchase of Income Fund shares is subject to the following minimum investment amounts:

Minimum Investment To Open Account*	$25,000**
Minimum Subsequent Investment (Non-Automatic Investment Plan Members)*	$2,500 for Regular Accounts	$1,000 for IRAs
Minimum Subsequent Investment (Automatic Investment Plan Members)*	$250 per month minimum

*  The minimum investment amounts may be waived by the Manager in its discretion.
**  For IRAs, the minimum to open an account may be obtained only through a transfer or roll-over of an existing IRA.

You may purchase or redeem Income Fund shares through your financial intermediary or by contacting the Income Fund: (i) by telephone at 1-866-202-2263; or (ii) in writing c/o PNC Global Investment Servicing (U.S.), Inc., P.O. Box 9692, Providence, RI 02940-9692.

Tax Information for the Income Fund
The Income Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Income Fund and its related companies may pay the intermediary for certain administrative and shareholder servicing functions. These payments may create an incentive for the broker-dealer or other intermediary to recommend the Income Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

THE  MANAGER

The Manager to the Income Fund and the Fairholme Fund (each a "Fund" and together, the "Funds") is located at 4400 Biscayne Blvd., 9th Floor, Miami, FL 33137.  The Manager is a Delaware limited liability company and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.   As of _____________, 2010 , the Manager reported assets under management in excess of $____ billion.

The Manager's principal business and occupation is to provide financial management and advisory services to individuals, corporations, partnerships and other entities throughout the world.  The Manager manages the investment portfolios of each Fund, and manages, or arranges to manage, all other business affairs of each Fund under a separate Investment Management Agreement.

Pursuant to the Fairholme Fund's Investment Management Agreement, the Company pays a management fee to the Manager for its provision of investment advisory and operating services to the Fairholme Fund .  The management fee is paid at an annual rate equal to 1.00% of the daily average net assets of the Fairholme Fund .  Under the Fairholme Fund's Investment Management Agreement, the Manager is responsible for paying Fairholme Fund expenses for the following services: transfer agency, fund accounting, fund administration, custody, legal, audit, compliance, directors' fees, call center, fulfillment, travel, insurance, rent, printing, postage and other office supplies.  The Manager is not responsible for paying for the following costs and expenses of the Fairholme Fund: commissions and other brokerage fees, taxes, interest, litigation expenses, acquired fund fees and related expenses, and other extraordinary expenses.   "Acquired fund fees and related expenses" are those expenses incurred indirectly by the Fairholme Fund as a result of investments in shares of one or more investment companies, including, but not limited to, money market funds.

Pursuant to the Income Fund's Investment Management Agreement, the Company pays a management fee to the Manager for its provision of investment advisory and operating services to the Income Fund.  The management fee is paid at an annual rate equal to 1.00% of the daily average net assets of the Income Fund.  Under the Income Fund's Investment Management Agreement, the Manager is responsible for paying Income Fund expenses for the following services: transfer agency, fund accounting, fund administration, custody, legal, audit, compliance, directors' fees, call center, fulfillment, travel, insurance, rent, printing, postage and other office supplies. The Manager is not responsible for paying for the following costs and expenses of the Income Fund: commissions and other brokerage fees, taxes, interest, litigation expenses, acquired fund fees and related expenses, and other extraordinary expenses.  Acquired Fund Fees and Expenses are those expenses incurred indirectly by the Income Fund as a result of investments in shares of one or more investment companies, including, but not limited to, money market funds.

With regard to the Income Fund only, the Manager has contractually agreed to waive a portion of its management fee and/or pay Income Fund expenses (excluding costs and expenses for which the Manager is not responsible under the Income Fund's Investment Management Agreement) so that the Income Fund's operating expenses (after such waiver or payment) will not exceed an annual rate of 0.50% of the daily average net assets of the Income Fund.  The fee waiver/expense limitation became effective on December 28, 2009 and shall remain in effect for at least one year after the effective date of this Prospectus and until the effective date of the Fund's prospectus incorporating the Fund's audited financial statements for the Fund's fiscal year ending 2010.  The Income Fund's management fee waiver/expense limitation may continue from year-to-year thereafter as determined by the Manager and approved by the Board of Directors.  The Manager may be reimbursed for fee waivers and/or expense limitation payments made on behalf of the Income Fund in the prior three fiscal years.  Any such reimbursement is subject to the Board's review and approval.  A reimbursement may be requested by the Manager if the aggregate amount actually paid by the Income Fund toward operating expenses for such fiscal year (taking into account any reimbursement) does not exceed the fee waiver/expense limitation for that year, or, if no such fee waiver/expense limitation is effective for that year, the Management Fee payable by the Income Fund to the Manager for that year.

A discussion of the factors that the Board of Directors considered in approving the Fairholme Fund's Investment Management Agreement is included in the Fairholme Fund's Annual Report for the fiscal year ended November 30, 2009.  A discussion of the factors that the Board of Directors considered in approving the Income Fund's Investment Management Agreement will be included in the Income Fund's Semi-Annual Report for the period ending May 31, 2010.

The Funds' Portfolio Management Team

The Funds are managed by a portfolio management team whose lead member, Bruce R. Berkowitz, is the Managing Member of the Manager.  Mr. Berkowitz is also President and a Director of the Company.  Mr. Berkowitz has been Managing Member and Chief Investment Officer of the Manager since the Manager's inception in 1997.  Mr. Berkowitz has approximately 30 years of investment management experience.  Mr. Berkowitz is a director of White Mountains Insurance Group, which is listed on the New York Stock Exchange ("NYSE").

Mr. Berkowitz is responsible for the day-to-day management of each Fund's portfolio.  Members of the portfolio management team advise Mr. Berkowitz prior to executing transactions on behalf of each Fund.

Charles M. Fernandez is a member of the Funds' portfolio management team.  Mr. Fernandez is the President of the Manager and a Director and a Vice President of the Company.  Mr. Fernandez is also a member of the Board of Directors of Miami Children's Hospital Foundation. From 2003 until 2007, Mr. Fernandez was the President and CEO of Lakeview Health Systems LLC, a privately-held healthcare company.  Mr. Fernandez has approximately 25 years of management experience.

The Company does not directly compensate any personnel of the Manager, including members of the portfolio management team.  The Funds' SAI provides additional information about the compensation of the members of the portfolio management team, as well as (i) other accounts managed by the portfolio management team and (ii) ownership of each Fund's securities by members of the portfolio management team.

Other Support Personnel and Support Services

The Manager receives contract research, analytical and administrative services from FCM Services, Inc., an affiliate of the Manager.  FCM Services also operates a call center and provides certain administrative services to the Funds .  FCM Services receives compensation for these services from the Manager, at the Manager's expense.

Conflicts of Interest

In addition to acting as the manager to the Funds , the Manager serves as the general partner, managing member or investment manager to other pooled investment vehicles as well as the investment adviser for individual, corporate and retirement accounts for U.S. and non-U.S. clients.  Although it is the policy of the Manager to treat all clients fairly and equitably, and the Manager has adopted policies and procedures designed to ensure that no particular client will be disadvantaged by the activities of other clients, there may be inherent conflicts of interest that may, from time to time, affect the Funds .  The Board reviews potential conflicts to ensure that the Funds are not disadvantaged.  In addition, the Codes of Ethics of the Manager and the Funds contain additional provisions designed to ensure that conflicts of interest are minimized among the Funds and other clients of the Manager.

As a consequence of size, investment powers and founding documents, the individual accounts, funds, partnerships and limited liability companies managed or advised by the Manager may pursue strategies not available to the Funds and may invest in securities in which the Funds do not participate. In some circumstances, the Funds may pursue strategies or purchase investments that are not purchased for other accounts of the Manager.  As a result of pursuing different strategies and objectives, the performance of these accounts may be materially better or worse than that of the Funds .

BUYING AND SELLING SHARES OF THE FUNDS

INVESTING IN THE FUNDS

Determining Share Prices

Shares of each Fund are offered at the Fund's per share NAV.  A Fund's per share NAV is calculated by (1) adding the value of the Fund's investments, cash and other assets, (2) subtracting the Fund's liabilities, and then (3) dividing the result by the number of shares outstanding for the Fund.  Each Fund's per share NAV is computed on all days on which the NYSE is open for business and is based on closing prices of each Fund's portfolio securities as of the close of regular trading hours on the NYSE, currently 4:00 p.m., Eastern Standard Time.   A Fund's NAV is calculated as soon as practicable following the close of regular trading on the NYSE.  In the event that the NYSE closes early, a Fund's NAV will be determined based on the prices of such Fund's portfolio securities at the time the NYSE closes.

Each Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio.  Securities for which quotations are not available or are deemed unreliable and any other assets are valued at fair market value as determined in good faith by the Manager pursuant to the Funds' fair value pricing procedures, subject to the review and supervision of the Board.  The Manager may use fair value pricing under circumstances that include, but are not limited to, the prices or values available do not represent the fair value of the instrument, the early closing of the exchange on which a security is traded, suspension of trading in the security, or the release of significant news after the close of regular trading on the NYSE.  In addition, the Manager may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be closed on days or times when U.S.

markets are open.  When a Fund holds securities traded in foreign markets that close prior to U.S. markets, significant events, including company specific developments or broad market moves, may affect the value of foreign securities held by the Fund.  This is because the Fund calculates its NAV based on closing prices of the portfolio's securities as of the close of trading on the NYSE, which gives rise to the possibility that events may have occurred in the interim that would affect the value of these securities.  Consequently, the Fund's NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund.  While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, fixed income securities or other assets held by the Funds.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Opening and Adding to Your Account

You can invest in the Funds by mail, wire transfer and through participating financial service professionals.  After you have established your account and made your first purchase, you may also make subsequent purchases by telephone , online at www.fairholmefunds.com or through an automatic investment plan.  Any questions you may have can be answered by calling Fund Shareholder Servicing ("Shareholder Services") toll free at 1-866-202-2263.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

As requested on the account application ("Application"), you must supply your full name, date of birth, social security number or taxpayer identification number and permanent street address , as well as other information .  Mailing addresses containing only a P.O. Box will not be accepted.  If you need additional assistance when completing your Application, please call 1-866-202-2263 and a representative from Shareholder Services will help you.

The Funds may accept or reject accounts or investments in the Funds , without explanation.  If a Fund has questions about a customer's identity, it may disallow transactions for the account until confirming information is received.  Furthermore, the Funds reserve the right to close such an account within five business days if requested information/documentation is not received.

Purchasing Shares by Mail

To make your initial investment in a Fund, complete the Application, make a check payable to the Fund in which you wish to invest, and mail the completed Application and check to:

U.S. Mail:	Fairholme Funds, Inc.
c/o PNC Global Investment Servicing (U.S.), Inc.
P.O. Box 9692
Providence, Rhode Island 02940-9692

Overnight:	Fairholme Funds, Inc.
c/o PNC Global Investment Servicing (U.S.), Inc.
101 Sabin Street
Pawtucket, Rhode Island 02860-1427

The Funds and their service providers do not consider the U.S. Postal Service or other independent delivery services to be their agents and take no responsibility for their actions.

To make subsequent purchases, make a check payable to the Fund in which you wish to invest and mail the check to the above-mentioned address.   On the check, be sure to include your name and account number.

Purchasing Shares by Wire Transfer

Before you wire funds for an initial investment, the Transfer Agent (PNC Global Investment Servicing (U.S.), Inc.) must have a completed Application.  You may send an Application to the Transfer Agent by mail or overnight delivery service.  If you plan to wire funds on the same day you open your account, a Fund may accept a fax copy of the Application; however, the Transfer Agent will still require the original Application.  Upon receipt of your completed Application, the Transfer Agent will establish an account for you and assign an account number.  So that your monies may be correctly applied to your account, your bank's wire instructions must read as follows and must contain the name of the Fund i n which you wish to invest, the name of the shareholder account and the account number assigned by the Transfer Agent.  Your bank should transmit funds by wire to:

PNC Bank, N.A.
Philadelphia, PA
ABA #031000053
For Further Credit To: Account # 8611780663
Attn: Control Department
FBO: Your Name, Account Number & Name Of The Fund In Which You Wish To Invest

Prior to sending subsequent investments, please contact Shareholder Services at 1-866-202-2263 so that the Fund knows to expect your wire transfer.  This will help facilitate prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m., Eastern Standard Time, to be eligible for same day pricing.  The Funds , their service providers, and PNC Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Purchasing Shares Through Financial Service Organizations

Certain financial service organizations including but not limited to broker-dealers, investment advisers and banks ("Financial Service Organizations") have made arrangements with the Funds so that an investor may purchase or redeem Fund shares through such organizations.  In certain situations, the Financial Service Organizations may designate another financial entity to receive purchase and redemption orders of Fund shares.  The Funds will be deemed to have received purchase or redemption instructions when the Financial Service Organization receives the instructions, provided that the instructions are in "Proper Form" as defined in this Prospectus and have been transmitted in a timely manner.  Orders through Financial Service Organizations received prior to the close of the NYSE (currently 4:00 p.m., Eastern Standard Time), will be priced at a Fund's NAV next calculated following the close of regular trading on that day.  If you are a client of a Financial Service Organization, such organization may charge a separate transaction fee or a fee for administrative services in connection with investments in Fund shares and may impose different account minimums and other requirements.  These fees and requirements would be in addition to those imposed by the Funds.  The minimum subsequent investment amounts with respect to each Fund may be waived for subsequent investments made through omnibus account arrangements.   If you are investing through a Financial Service Organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you).  Financial Service Organizations have the responsibility for transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.  If for any reason your Financial Service Organization is not able to accommodate your purchase request, please call Shareholder Services toll-free at 1-866-202-2263 to find out how you can purchase Fund shares.

At its own expense, the Manager pays certain Financial Service Organizations, including the Funds' distributor, a fee for providing distribution and distribution-related services and/or for performing certain administrative and shareholder servicing functions for the benefit of shareholders of the Funds.   These payments can create an incentive for Financial Service Organizations to recommend the purchase of shares of the Funds .

Purchasing Shares Through Automatic Investment Plan

Subsequent to your initial investment, you may make additional purchases at regular intervals through the Automatic Investment Plan (" AIP ").  The AIP provides a convenient method to have money deducted directly from your checking or savings account for investment in shares of a Fund.  In order to participate in the AIP , your financial institution must be a member of the Automated Clearing House ("ACH") network ; however , the account being debited may not be a mutual fund or "pass through" account.  Each purchase under the AIP must be a minimum of $250 per month (or $100 per month for purchases of the Fairholme Fund for Fairholme Fund shareholders who became AIP members prior to September 1, 2008).   If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  To begin participating in the AIP , please complete the AIP section on the Application or call Shareholder Services at 1-866-202-2263.  Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five business days prior to your desired effective date.  The Funds may alter, modify, amend or terminate the AIP at any time, and will notify you at least 30 days in advance if it does so.

Purchasing Shares by Telephone

To purchase shares by telephone, an account authorizing such purchases must be established prior to your call.  Your initial purchase of shares may not be made by telephone.   Each telephone purchase must be a minimum of : (i) $1,000 for both regular and IRA accounts purchasing the Fairholme Fund; or (ii) $2,500 for regular, and $1,000 for IRA , accounts purchasing the Income Fund .  Shares purchased by telephone will be purchased at the per share NAV next determined after the Transfer Agent receives your order for shares.  Please call Shareholder Services toll-free at 1-866-202-2263 for details.

You may make telephone purchases if you have an account at a bank that is a member of the ACH network.  Most transfers are completed within two business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee.

Miscellaneous Purchase Information

The Funds reserve the right to refuse to accept any Application or any purchase order. The Manager may waive the minimum investment amounts in its discretion.  Purchase orders will not be accepted unless they are in "Proper Form."  Proper Form with respect to purchase orders generally means that an acceptable form of payment accompanies the purchase order and the purchase order includes:

(1)	Your name and account number;
(2)	Name of Fund you wish to purchase;
(3)	The number of shares to be purchased or the dollar value of the amount to be purchased;
(4)	Any required signatures of all account owners exactly as they are registered on the account;
(5)	Any required signatures, medallion guaranteed; and
(6)	Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships, and certain other types of accounts.

Proper Form may be modified to reflect appropriate regulations, industry practices or other Fund requirements. Acceptable forms of payment include: wire transfer from, or check drawn on, a U.S. bank, savings and loan association or credit union.  All checks must be in U.S. dollars.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier's checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of Fund shares.   The Funds are unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

The Transfer Agent will charge a fee, currently $25 , against a shareholder's account, in addition to any loss sustained by a Fund, for any payment that is returned.  It is the policy of the Funds not to accept Applications or purchase orders under certain circumstances or in amounts considered disadvantageous to shareholders.  The Funds reserve the right to reject any Application.

A purchase order placed with the Transfer Agent in Proper Form received prior to 4:00 p.m., Eastern Standard Time, will be processed on the day it is received.  A purchase order in Proper Form received after 4:00 p.m., Eastern Standard Time, will result in the order being processed on the following business day.

If you place an order to purchase Fund shares through a securities broker and you place your order in Proper Form before 4:00 p.m., Eastern Standard Time, on any business day in accordance with its procedures, your order will be processed at the NAV next calculated following the close of regular trading on the NYSE that day, provided the securities broker or intermediary transmits your order to the Transfer Agent in a timely manner in accordance with the rules established by the Funds and current regulatory requirements.  The securities broker or intermediary must send to the Transfer Agent immediately available funds in the amount of the purchase price within one business day of placing the order.

After you have established your account and made your first purchase, you may also make subsequent purchases by telephone.  Please note that all telephone orders are subject to verification.

Consistent with current regulatory requirements, it is permissible for financial intermediaries and retirement plan record keepers to aggregate mutual fund orders received prior to 4:00 p.m., Eastern Standard Time, and transmit them to the Transfer Agent after 4:00 p.m., Eastern Standard Time.

Policies Regarding Frequent Trading of Fund Shares

In the opinion of the Funds' management and the Board, short-term trading of Fund shares creates risks for each Fund and its shareholders, including disruptions in carrying out the each Fund's investment strategies, increases in administrative and transactions costs, and potential dilution from traders successful at seeking short-term profits.

A portion of the each Fund's portfolio may be allocated to investments in foreign securities and such allocation may cause a Fund to be susceptible to short-term trading strategies.  This is because foreign securities are typically traded on markets that close before the time that each Fund calculates its NAV at 4:00 p.m., Eastern Standard Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities.  The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before such Fund calculates its own share price.  It is intended that the use of the Funds' fair value pricing procedures will result in adjustments to closing market prices of foreign securities that reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV.  While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the market-timing policies discussed below, will significantly reduce a shareholder's ability to engage in strategies detrimental to other Fund shareholders.

The ability of the Funds and their agents to detect and curtail excessive trading practices may be limited by operational systems and technological limitations.  In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account arrangements offered by these financial intermediaries to investors.  Omnibus account arrangements are common forms of holding shares of the Funds , particularly among certain financial intermediaries such as brokers and retirement plans.  These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions.  In these circumstances, the identity of the shareholders often is not known to the Funds .  The Funds will seek to enter into agreements with financial intermediaries so that comparable surveillance and reporting procedures can be applied to omnibus accounts as will be applied to non-omnibus accounts.  However, there is no guarantee that the reporting and surveillance procedures will be the same across all financial intermediaries or that they will be successful in detecting abusive market timing practices.

The Funds have adopted policies and procedures with respect to market timing and the frequent purchase and redemption of Fund shares.   The Fairholme Fund also imposes a redemption fee of 2% on the value of shares redeemed within 60 days of purchase (see the section titled "Redemption Fee – Fairholme Fund Only" below).  Under their market timing policies and procedures, the Funds will rely on their Chief Compliance Officer to work in conjunction with the Transfer Agent (or another Fund agent) to monitor trading patterns that may constitute abusive market timing activities.  The Chief Compliance Officer will make the final determination regarding whether a particular trading pattern constitutes abusive market timing.  If the Chief Compliance Officer determines that impermissible market-timing has occurred, future purchases may be restricted or prohibited.  However, sales of Fund shares back to the Funds or redemptions will continue as permitted by the terms disclosed in the Prospectus.

HOW TO SELL (REDEEM) YOUR SHARES

You may sell your shares at any time.  You may request the sale of your shares either by mail or by telephone.

Proper Form with respect to redemption requests generally means that the redemption requests include:

1)	Your name and account number;
2)	Name of the Fund you wish to redeem;
3)	The number of shares to be redeemed or the dollar value of the amount to be redeemed;
4)	All required signatures of all account owners exactly as they are registered on the account;
5)	Any required signatures, medallion guaranteed; and
6)	Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships, and certain other types of accounts.

Proper Form may be modified to reflect appropriate regulations, industry practices or other Fund or Transfer Agent requirements.  A redemption order placed with the Transfer Agent in Proper Form received prior to 4:00 p.m., Eastern Standard Time, will be processed on the day it is received.  A redemption order in Proper Form received after 4:00 p.m., Eastern Standard Time, will result in the order being processed on the following business day. The redemption price you receive will be a Fund's per share NAV next calculated after receipt of the redemption request in Proper Form.

If you place an order to redeem Fund shares through a securities broker and you place your order in Proper Form before 4:00 p.m., Eastern Standard Time, on any business day in accordance with their procedures, your order will be processed at the NAV next calculated following the close of regular trading on the NYSE that day, provided the securities broker or intermediary transmits your order to the Transfer Agent in a timely manner in accordance with the rules established by the Funds and current regulatory requirements.

Payment of redemption proceeds will generally be made within three business days of the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.  If you purchase your shares by check and then redeem your shares before your check has cleared, a Fund may hold your redemption proceeds until your check clears or for 15 days, whichever comes first.

Selling Shares by Mail

Sale requests should be mailed via U.S. mail or overnight courier service to:

U.S. Mail:	Fairholme Funds, Inc. c/o PNC Global Investment Servicing (U.S.), Inc. P.O. Box 9692 Providence, Rhode Island 02940-9692
Overnight:	Fairholme Funds, Inc. c/o PNC Global Investment Servicing (U.S.), Inc. 101 Sabin Street Pawtucket, Rhode Island 02860-1427

The Funds and their service providers do not consider the U.S. Postal Service or other independent delivery services to be their agents and take no responsibility for their actions.

Signature Guarantee Requirements

A medallion signature guarantee is required to redeem shares in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	Written requests to wire redemption proceeds (if not previously authorized on the account);
•	When establishing or modifying certain services on an account;
•	If a change of address was received by the Transfer Agent within the last 15 days; and
•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Selling Shares by Telephone

If you elected to use telephone redemption on your Application when you initially purchased shares (or subsequently, in accordance with the Funds' and Transfer Agent's procedures for doing so), you may redeem up to a $50,000 value of your Fund shares by calling Shareholder Services toll-free at 1-866-202-2263.  Investors may have a check sent to the address of record, proceeds may be wired to a shareholder's bank account of record, or funds may be sent via electronic funds transfer through the ACH network to the bank account of record.  Wires are subject to a fee, currently $15.  There is no charge if redemption proceeds are sent via the ACH system and credit is generally available within three business days.  If a request has been made to change the address of the account and was received by a Fund or the Transfer Agent within 15 days of the redemption request, you may not redeem by telephone. Once a telephone transaction has been placed, it cannot be canceled or modified.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine.  Such procedures may be modified from time to time and may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions.  Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Funds will be liable for any loss, cost or expense for acting upon telephone instructions that are believed to be genuine.  The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss.  As a result of this policy, you will bear the risk of any loss unless the Funds have failed to follow procedures such as those outlined above.  If the Funds fail to follow such procedures, they may be liable for losses that result from such failure.

Wiring Redemption Proceeds

You may request that the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System.  Wires are subject to a fee, currently $15.

Redemption at the Option of a Fund

If the value of the shares in your account falls below $2,000, a Fund may notify you that, unless your account is increased to $2,000 in value, it will redeem all of your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption.  You will have 30 days after notice to bring the account up to $2,000 before any action is taken.  This right of redemption shall not apply if the value of your account drops below $2,000 as the result of market action.   Each Fund also reserves the right to cause the redemption of any shareholder if it believes that continued Fund ownership by such shareholder may adversely affect the Fund or its other shareholders.

Redemptions in-Kind

Each Fund reserves the right to satisfy a redemption request by distributing portfolio securities.   Each Fund has committed pursuant to its Rule 18f-1 election to pay redeeming shareholders in cash for all redemptions less than $250,000 or 1% of the NAV of such Fund within any 90-day period.

Redemption Fee – Fairholme Fund Only

The Fairholme Fund assesses a 2% fee on the proceeds of Fairholme Fund shares that are redeemed within 60 days of their purchase.  For purposes of applying the fee, the first day of the period will be the settlement date.  Shares will be redeemed on a first-in, first-out (FIFO) basis.  The redemption fee is paid to the Fairholme Fund for the benefit of remaining shareholders, and is intended to discourage short-term trading of Fairholme Fund shares and to offset the trading costs, market impact and other costs associated with short-term trading in Fairholme Fund shares.  The Fairholme Fund reserves the right to waive the redemption fee if it is determined that such waiver is consistent with the best interests of the Fairholme Fund and its long-term shareholders.

The redemption fee is not imposed in the following situations:

▪	periodic distributions from retirement accounts (including IRAs and retirement plans),
▪	redemption of reinvested distributions,
▪
when the Fairholme Fund cannot identify the beneficial owner in certain omnibus accounts if the Fairholme Fund has received assurances that a system allowing for the redemption fee will be implemented within a reasonable time when and if required by any relevant regulation,

▪	when the shares are redeemed in certain hardship situations, including but not limited to, death or disability of the shareholder,
▪	shares redeemed by the Fairholme Fund,
▪	shares redeemed to return an excess contribution to an IRA account, or
▪	shares redeemed in connection with qualified default investment alternatives.

INCOME DIVIDENDS AND DISTRIBUTIONS

Income dividends paid by each Fund are derived from each Fund's net investment income.  The Fairholme Fund intends to declare and pay net investment income distributions (if any) annually in December.  The Fairholme Fund's net investment income is generally made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Income Fund intends to declare and pay net investment income distributions (if any) quarterly in March, June, September and December.  The Income Fund's net investment income is generally made up of interest accrued and paid on debt obligations held in the Income Fund's portfolio and dividends received from any preferred stocks held in the Income Fund's portfolio.

Each Fund realizes capital gains when it sells a security for more than it paid and a capital loss when it sells a security for less than it paid.   Each Fund intends to make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually, if required.

Unless you elect in writing to have your dividends and distributions paid in cash, your dividends and distributions will be reinvested in additional shares of the applicable Fund from which such dividends and distributions were paid .  You may change the manner in which your dividends and distributions are paid at any time by writing to the Transfer Agent.

TAX CONSIDERATIONS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

Dividends from investment income and distributions of net short-term capital gains are generally taxable to you as ordinary income.  Distributions attributable to qualified dividend income received by a Fund may be eligible for preferential tax rates.  Distributions of capital gains are taxable based on a Fund's holding period, either short- or long-term, regardless of the length of time that you have held shares in such Fund. Dividends and distributions are generally taxable, whether you receive them in cash or they are reinvested in additional shares of the Fund.

For federal income tax purpose, you will be advised annually as to the types of dividends and distributions paid by each Fund.

A redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  You are encouraged to consult a tax adviser regarding the effect of federal, state, local and foreign taxes on an investment in the Funds .

GENERAL INFORMATION

Householding.  Many shareholders of a Fund have family members living in the same household who also own shares of the Fund.  In order to control costs associated with mailings on behalf of the Fund, the Fund may, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address that it has on records for you and your family members living in the same household.

This process, known as "householding," does not apply to account statements, confirmations or personal tax information.  If you do not wish to participate in householding, or wish to discontinue householding at any time, call 866-202-2263.  The Fund will resume separate mailings to you within 30 days of your request.

Electronic Delivery of Documents.  Electronic copies of account statements, prospectuses, privacy notices and annual and semi-annual reports are available through the Funds' website.  Shareholders can sign-up for e-mail notifications regarding the availability of such documents by enrolling in the Funds' electronic delivery program.  To enroll, please visit www.fairholmefunds.com, click on the "Owners Only" tab and follow the instructions. If you need assistance, call Shareholder Services toll-free at 1-866-202-2263.

Share Certificates.  The Funds will not issue stock certificates evidencing shares.  Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption.  Written confirmations are issued for all share transactions.

Performance Comparisons and Other Information.  In reports or other communications to investors, or in advertising material, each Fund may describe general economic and market conditions affecting such Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar or similar nationally recognized rating services and financial publications that monitor mutual fund performance.   Each Fund may also, from time to time, compare its performance to one or more appropriate market or economic indices.  Publications other than those distributed by the Funds may contain comparisons of the Funds' performance to the performance of various indices and investments for which reliable data is widely available.  These publications may also include averages, performance rankings or other information prepared by Morningstar, Lipper or other recognized organizations providing mutual fund statistics.  The Funds are not responsible for the accuracy of any data published by third party organizations.

Codes of Ethics.  The Board has approved the Codes of Ethics ("Codes") of the Company and Manager.  The Board is responsible for overseeing the implementation of the Company's Code.  The Codes govern investment personnel who may have knowledge of the investment activities of the Funds .  The Codes require these investment personnel to file regular reports concerning their personal securities transactions and prohibit certain activities that might result in harm to the Funds .  The Company and the Manager have filed copies of their respective Codes with the SEC. Copies of the Codes may be reviewed and copied at the SEC's Public Reference Room in Washington, DC.  The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov).  Copies may be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section, Washington, DC 20549- 1520 .

Anti-Money Laundering Procedures.  The Board has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act.  The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.

Identity Theft Procedures. The Board has approved procedures designed to prevent and detect identity theft.  The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.

Proxy Voting Policies and Procedures.  The Company has adopted proxy voting policies and procedures under which the Company votes proxies relating to securities held by each Fund ("Proxy Voting Policy").  The Company's primary consideration in its Proxy Voting Policy is the financial interest of each Fund and its shareholders.  The Proxy Voting Policy is included as an exhibit to the SAI, which is available, upon request and without charge, by calling Shareholder Services toll-free at 1-866-202-2263.

The Company is required to file Form N-PX, with the complete proxy voting record for each Fund for the 12 months ended June 30th, no later than August 31st of each year.  The Fairholme Fund's Form N-PX filing is available (i) without charge, upon request, by calling Shareholder Services toll-free at 1-866-202-2263 and (ii) on the SEC's website at www.sec.gov.

Portfolio Holdings Disclosure Policy.  The Company has established a policy with respect to the disclosure of Fund portfolio holdings. A description of this policy is provided in the Funds' SAI.

FINANCIAL HIGHLIGHTS – THE FAIRHOLME FUND

The Financial Highlights table is intended to help you understand the Fairholme Fund's financial performance for the past five years of operations.  Certain information reflects financial results for a single Fairholme Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fairholme Fund (assuming reinvestment of all dividends and distributions).  Information for the fiscal years ended November 30, 2009, 2008, 2007, 2006 and 2005 has been derived from financial statements audited by _________________, the Fairholme Fund's independent registered public accounting firm, whose report along with the Fairholme Fund's financial statements, are included in the Fairholme Fund's annual report, which is available without charge by contacting Shareholder Services.

	For the Fiscal Year Ended 11/30/2009	For the Fiscal Year Ended 11/30/2008		For the Fiscal Year Ended 11/30/2007	For the Fiscal Year Ended 11/30/2006		For the Fiscal Year Ended 11/30/2005

NET ASSET VALUE, BEGINNING OF YEAR		$32.30		$29.40	$25.45		$22.36

Investment Operations
Net Investment Income		0.13	(1)	0.26 (1)	0.31	(1)	0.38 (1)
Net Realized and Unrealized
Gain/(Loss) on Investments		(10.78)		3.05	4.34		3.31
Total from Investment Operations		(10.65)		3.31	4.65		3.69

Distributions
From Net Investment Income		(0.22)		(0.24)	(0.22)		(0.07)
From Realized Capital Gains		(0.48)		(0.17)	(0.48)		(0.53)
Total Distributions		(0.70)		(0.41)	(0.70)		(0.60)

NET ASSET VALUE, END OF YEAR		$20.95		$32.30	$29.40		$25.45

TOTAL RETURN		(33.69)%		11.42%	18.71%		16.84%

Ratios/Supplemental Data
Net Assets, End of Year (in 000's)		$6,696,139		$6,463,009	$3,701,457		$1,440,868
Ratio of Expenses to Average Net Assets:
Before Expenses Reimbursed		1.01	%(3)	1.00%	1.00%		1.00%
After Expenses Reimbursed		1.01	%(3)	1.00%	1.00	%(2)	1.00%
Ratio of Net Investment Income to Average Net Assets		0.44%		0.85%	1.12%		1.55%
Portfolio Turnover Rate		81.35%		14.10%	20.27%		37.36%

(1) Based on average shares outstanding.
(2) Expenses reimbursed represent less than 0.01%.
(3) 0.01% is attributable to shareholder meeting expenses borne by the Fairholme Fund outside of the normal 1.00% management fee.

FINANCIAL HIGHLIGHTS – THE INCOME FUND

Financial highlights information is not available because the Income Fund commenced operations on December 31, 2009 .

APPENDIX A

Moody's Investors Service, Inc.

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating - When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.  Should no rating be assigned, the reason may be one of the following:

(a)	An application for rating was not received or accepted.
(b)	The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.
(c)	There is a lack of essential data pertaining to the issue or issuer.
(d)	The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note - Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services

AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB - Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to an inadequate capacity to pay interest and repay principal.

B - Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC - Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC - Debt rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D - The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (–) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - Not rated.

BACK COVER

FOR MORE INFORMATION

Additional information regarding each Fund's investment strategies, service providers , policies and other matters is included in the Funds' SAI .  A current SAI, dated ____________, 2010, has been filed with the SEC and is incorporated by reference into this Prospectus.   The Fairholme Fund's latest annual report for the fiscal year ended November 30, 2009 contains audited financial information concerning the Fairholme Fund and a discussion of the factors that affected the Fairholme Fund's performance during the Fairholme Fund's last fiscal year.

Copies of the Funds' SAI and shareholder reports are available without charge.  For shareholder inquiries, or to request a copy of the SAI or annual report , please contact the Company at:

Fairholme Funds, Inc.
c/o PNC Global Investment Servicing (U.S.), Inc.
P.O. Box 9692
Providence, Rhode Island 02940-9692
Or

1-866-202-2263

A copy of requested document(s) will be mailed to you no later than three business days of the receipt of your request.  Immediate access to requested documents can be found at www.fairholmefunds.com .

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  Reports and other information about the Funds are also available on the SEC's EDGAR database at the SEC's website (www.sec.gov).  Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.

Investment Company Act No. 811-09607

PRIVACY POLICY

(THIS INFORMATION IS NOT A PART OF THE PROSPECTUS)

The Funds' privacy policy has been designed to protect non-public personal information.  The Funds may collect such information about you from information provided by you on applications or other forms submitted to the Funds or to the Transfer Agent and from information arising from your investment in the Funds .

The Funds utilize electronic, procedural and physical controls in keeping with industry standards and procedures.  For example, the Funds authorize access to your personal and account information on a needs information only basis to personnel utilizing this information to provide products or services.

The Funds do not disclose any non-public personal information about you, except as required by the Manager or the Funds' other service providers to fulfill their obligations to the Funds or as required by law.  For example, the Funds have entered into arrangements with the Manager to provide management services to the Funds and disclose information that you have provided to the Funds to the Manager in connection with the Manager's responsibilities to the Funds .  The Funds require that the Manager and its other service providers maintain privacy policies and procedures designed to safeguard Fund information, including non-public personal information about you.

SK 22146 0003 1062816

THE FAIRHOLME FUND
Ticker: FAIRX
("Fairholme Fund")

THE FAIRHOLME FOCUSED INCOME FUND
Ticker: FOCIX
("Income Fund")

(Each a "Fund" and together, the "Funds")

STATEMENT OF ADDITIONAL INFORMATION

___________________, 2010

Series of
FAIRHOLME FUNDS, INC.
("Company")

4400 Biscayne Blvd.

Miami, FL 33137

TELEPHONE: 1-866-202-2263
Website: www.fairholmefunds.com

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated ______________, 2010 .

The audited financial statements of the Fairholme Fund for the fiscal year ended November 30, 2009 are included in the Fairholme Fund's Annual Report to shareholders.  That Annual Report is incorporated into this SAI by reference.  You may obtain a copy of the Funds' Prospectus and the Fairholme Fund's shareholder reports, free of charge, by writing to Fairholme Funds, Inc. or PNC Global Investment Servicing (U.S.), Inc. (the "Transfer Agent"), P.O. Box 9692, Providence, Rhode Island 02940-9692, by calling Fund Shareholder Servicing ("Shareholder Services") toll free at 1-866-202-2263, or by downloading from the Company's website: www.fairholmefunds.com.

TABLE OF CONTENTS

INTRODUCTION	4
DISCLOSURE OF PORTFOLIO HOLDINGS	15
INVESTMENT MANAGER	18
THE INVESTMENT MANAGEMENT AGREEMENTS	21
DIRECTORS AND OFFICERS	22
Audit Committee	26
Proxy Voting Committee	26
Compensation	26
Director Ownership of the Fairholme Fund and Income Fund Shares	27
CONTROL PERSONS AND SHAREHOLDERS OWNING IN EXCESS OF 5% OF FUND SHARES	28
PURCHASING AND REDEEMING SHARES	28
TAX INFORMATION	30
PORTFOLIO TRANSACTIONS	33
PERSONAL TRADING BY THE PORTFOLIO MANAGERS AND OTHER INSIDERS	34
CUSTODIAN	34
TRANSFER AGENT	34
ADMINISTRATION AND ACCOUNTING SERVICES	34
UNDERWRITER	35
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35
GENERAL INFORMATION	35
PROXY VOTING POLICIES AND PROCEDURES	36
FINANCIAL STATEMENTS	36
APPENDIX A	37
PROXY VOTING POLICY OF FAIRHOLME FUNDS, INC.	37

INTRODUCTION

Fairholme Funds, Inc. ("Company") was incorporated in Maryland on October 8, 1999 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act").  The Company currently has two series, The Fairholme Fund and The Fairholme Focused Income Fund ("Income Fund") each a ("Fund") and together ("Funds") .  Both Funds are described in this SAI.

The Fairholme Fund commenced operations on December 29, 1999.  The Income Fund commenced operations on December 28, 2009 . Each Fund is non-diversified, which means that it may concentrate its investments in a smaller number of companies than a diversified fund.  Each Fund offers one class of shares.

The Company's Board of Directors ("Board") oversees the affairs of the Company.  The Board has delegated the day-to-day management and operations of the Funds to Fairholme Capital Management, LLC ( "Manager").

INVESTMENT POLICIES AND SECURITIES AND INVESTMENT OPTIONS

Each Fund's investment objective and principal investment strategies are detailed in the Fund's Prospectus.  This section provides additional information about the principal investment strategies and risks of the Funds as well as other investment strategies that the Funds may pursue and the risks associated therewith.

The following investment options apply to both Funds:

Asset-Backed Securities.  The Funds may invest in asset-backed securities.  The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets.  Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.  For example, the Funds may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

Asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations.  Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used.  In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer.  Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Cash Reserves.  Although the Funds will normally hold a focused portfolio comprised primarily of securities, the Funds are not required to be fully invested and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents, including, but not limited

4

to, U.S. Government securities, money-market funds, commercial paper Repos and other high quality money market instruments.  From time to time, cash and cash reserves may also include foreign securities, including but not limited to, short-term obligations of foreign governments or other high quality foreign money-market instruments.  The Funds and the Manager believe that a certain amount of liquidity in the Funds' portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities.  Under adverse market conditions when a Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a large percentage of the Fund's total assets.  When a Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objective and the Fund's performance may be negatively affected as a result.

Common Stock.  Shares of common stock represent units of ownership in a corporation.  Owners are typically entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings.  In the event of liquidation of the corporation, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.  Increases and decreases in earnings are usually reflected in a corporation's stock price, so shares of common stock generally have the greatest appreciation and depreciation potential of all corporate securities.

Convertible Securities.  Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock and/or other securities that also provide an opportunity for equity participation.  These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  As with other fixed-income securities, the price of a convertible security to some extent varies inversely with interest rates.  While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock.  To obtain such a higher yield, the Funds may be required to pay for a convertible security an amount in excess of the value of the underlying common stock.  Common stock acquired by the Funds upon conversion of a convertible security will generally be held for so long as such stocks are anticipated to provide the Funds with opportunities that are consistent with the Funds' investment objectives and policies.

Debt Securities.  The Funds may invest in corporate and U.S. Government debt securities.  Corporate debt securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered.  The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer.  The Funds may invest in debt securities that are non-investment grade or are in default.

U.S. Government debt securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities.  Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality.  There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.  In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate.  Certain U.S. Government agency securities or securities of U.S.

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Government-sponsored entities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality.  While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government.  In the case of securities backed by the full faith and credit of the U.S. Government, shareholders are primarily exposed to interest rate risk.

Depositary Receipts.  ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States.  For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts.

Derivatives.  Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are two types of derivatives in which the Funds may invest: futures and options.  Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Funds may use the following types of derivatives.

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Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.  A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

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•
Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options include the following:

—Options on Foreign Currencies. A Fund invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

—Options on Securities. A Fund may purchase or write a put or call option on securities. The Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Fund does not exercise an option, the premium it paid for the option will be lost. Normally, a Fund will write only "covered" options, which means writing an option for securities the Fund owns, but may write an uncovered call option for cross-hedging purposes.

—Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Foreign (Non-U.S.) Securities.  The Funds may invest in securities of non-U.S. companies, including but not limited to, depository receipts and similar equity securities, corporate debt securities and short-term debt obligations of foreign governments and other foreign money-market instruments.

Short-term debt obligations of foreign governments acquired by the Fairholme Fund will generally have a maturity of six months or less and a credit rating of "A" or better by Standard & Poor's ("S&P") or a similar rating by another nationally recognized statistical rating organization ("NRSRO").  Other debt securities of non-U.S. companies may be purchased by the Fairholme Fund without regard to NRSRO ratings.  See "Credit Risk," "Interest Rate Risk" and "Investment in High Yield Securities" below for a description of the risks of investing in debt and other fixed-income securities.

Investments in foreign companies involve certain risks not typically associated with investing in domestic companies.  An investment in a foreign company may be affected by changes in currency rates and in exchange control regulations.  There may be less publicly available information about a foreign company than about a domestic company and foreign companies may not be subject to the same degree of regulation as U.S. companies.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to

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foreign withholding taxes.  Such taxes may reduce the net return to Fund shareholders.  Foreign securities are often denominated in a currency other than the U.S. dollar.  Accordingly, the Funds will be subject to the risks associated with fluctuations in currency values.  Although the Funds will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability that could negatively affect the Funds.

Illiquid and Restricted Securities.  Each Fund will not maintain more than 15% of its net assets in illiquid securities.  A security shall be deemed illiquid if it cannot be disposed of within seven days at approximately the amount at which the security is valued by the Fund.  Illiquid securities may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors.  The sale of some illiquid and other types of securities may be subject to legal restrictions.  Because illiquid and restricted securities may present a greater risk of loss than other types of securities, Funds will not invest in such securities in excess of the limits set forth above.

The Funds may invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933.  Restricted and illiquid securities are valued by the Manager in accordance with procedures approved by the Board in a manner intended to reflect the fair market value of such securities.  Securities that are subject to substantial market and credit risk may have greater liquidity risk.

Investment Companies.  The Funds may not acquire securities issued by other investment companies, except as permitted by the 1940 Act and rules and regulations thereunder.  As a shareholder of another investment company, a Fund would bear its pro rata portion of that company's advisory fees and other expenses.  Such fees and expenses will be borne indirectly by the Fund's shareholders.

Loan Participations and Assignments.  The Funds may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions ("Lenders"), including banks. The Funds' investment may be in the form of participations in loans ("Participations") or of assignments of all or a portion of loans from third parties ("Assignments").

A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling a Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In addition, in connection with purchasing Participations, the Fund generally will have no role in terms of negotiating or effecting amendments, waivers and consents with respect to the loans underlying the Participations.  In the event of the insolvency of the Lender, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

In certain cases, the rights and obligations acquired by a Fund through the purchase of an Assignment may differ from, and be more limited than, those held by the assigning selling institution. Assignments are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties to the Fund about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans.

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Investments in Participations and Assignments involve additional risks, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that a Fund may obtain less than the full value for the loan interests sold because they may be illiquid.  Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, the Fund may have to rely on the agent to apply appropriate credit remedies against a borrower.  If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Interests in loans are also subject to additional liquidity risks.  Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system, but are traded by banks and other institutional investors engaged in loan syndication.  As a result, no active market may exist for some loans, and to the extent a secondary market exists for other loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Consequently, a Fund may have difficulty disposing of Assignments or Participations in response to a specific economic event such as deterioration in the creditworthiness of the borrower, which can result in a loss. In such market situations, it may be more difficult for the Fund to assign a value to Assignments or Participations when valuing the Fund's securities and calculating its net asset value ("NAV").

Margin Purchases.  The Funds may not purchase securities on margin, except (i) as otherwise permitted under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Funds may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Funds may make margin payments in connection with futures contracts, options, forward contracts, swaps and other financial instruments.

Preferred Stock.  The Funds may invest in shares of preferred stock.  Preferred shares generally pay dividends at a specified rate and generally have preference over common shares in the payments of dividends and the liquidation of an issuer's assets.  Dividends on preferred shares are generally payable at the discretion of the issuer's board of directors.  Accordingly, shareholders may suffer a loss of value if dividends are not paid.  The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer's creditworthiness.  Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

Real Estate Investment Trusts.  The Funds may invest in real estate investment trusts ("REITs").  Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property.  REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental

9

income.  REITs pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed a REIT's taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital.  The Funds intend to include the gross dividends from such REITs in their distribution to its shareholders and, accordingly, a portion of the Funds' distributions may also be designated as a return of capital.

Repurchase Agreements.  Each Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks and other financial institutions, provided that the Fund's custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities.  In a Repo, a Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified price and time (as short as one day and as long as several weeks). The repurchase price reflects an agreed-upon interest rate during the time of investment.  All Repos entered into by a Fund must be collateralized by U.S. Government debt securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund.  A Repo exposes a Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities.  If that happens, the Fund can lose money because it may not be able to sell the securities at the agreed-upon time and price or because the securities may lose value before they can be sold.  If an institution with whom a Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation.  To minimize the risk of such loss, the Funds will enter into Repos only with institutions and dealers considered creditworthy.

Rights and Warrants.  The Funds may invest in rights or warrants. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales.  The Funds may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security.  A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale.  When a Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Funds will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain.  Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

When-Issued Securities and Delayed-Delivery Transactions.  The Funds may purchase securities on a when-issued basis, and they may purchase or sell securities for delayed-delivery.  These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place at some future date.  A Fund may enter into such transactions when, in the Manager's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable.  The Funds have not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Funds will maintain a segregated account with its custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. dollars or

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non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

The following investment options apply to the Fairholme Fund only:

Control and Other Substantial Positions.  The Fairholme Fund may make investments in the securities of a company for the purpose of affecting the management or control of the company, subject to applicable legal restrictions with respect to the investment.

These investments impose additional risks for the Fairholme Fund other than a possible decline in the value of the investments.  The Fairholme Fund, individually or together with other accounts managed by the Manager, may obtain a controlling or other substantial position in a public or private company (each, a "Portfolio Company").  Should the Fairholme Fund and other accounts managed by the Manager obtain such a position, the Manager may be required to make filings with the SEC concerning holdings in the Portfolio Company.  The application of statutory and regulatory requirements to the Fairholme Fund or to the Manager and its affiliates could restrict activities contemplated by the Fairholme Fund or the Manager and its affiliates with respect to a Portfolio Company or limit the time and the manner in which the Fairholme Fund is able to dispose of their holdings or hedge such holdings. The Fairholme Fund or the Manager and its affiliates may be required to obtain relief from the SEC or its staff prior to engaging in certain activities with respect to a Portfolio Company that could be deemed a joint arrangement under the 1940 Act.

The Fairholme Fund may incur substantial expenses when taking control or other substantial positions in a company, and there is no guarantee that such expenses can be recouped.  In addition, the Fairholme Fund's investments could be frozen in minority positions and the Fairholme Fund could incur substantial losses.

The Fairholme Fund could be exposed to various legal claims by a Portfolio Company, its security holders and its creditors arising from, among other things, the Fairholme Fund's status as an insider or control person of a Portfolio Company or from the Manager's designation of directors to serve on the boards of directors of a Portfolio Company.  Such legal claims include claims that the Fairholme Fund or the Manager (as a controlling person) is liable for securities laws violations by the Portfolio Company or environmental damage or product defects caused by the Portfolio Company or failure to supervise the Portfolio Company.  Such legal claims also include claims that the Fairholme Fund, as a control person or significant shareholder of the Portfolio Company, has a fiduciary responsibility to other shareholders in connection with the Fairholme Fund's voting or investment decisions with respect to its holdings of the Portfolio Company's shares.  Notwithstanding the foregoing, neither the Fairholme Fund nor the Manager intend to have unilateral control of any Portfolio Company and, accordingly, may be unable to control the timing or occurrence of an exit strategy for any Portfolio Company.

Special Situations.  From time to time, the Fairholme Fund intends to invest in special situations, which may involve purchases of securities, including but not limited to, equity securities, fixed-income securities (which may include high yield debt securities or "junk bonds") and securities of companies that are in default.  A special situation arises when, in the opinion of the Manager, the securities of a company will, within a reasonably estimated time, appreciate in value due to company specific developments that are independent of general business or market conditions.  Such developments and situations include, but are not limited to, liquidations, reorganizations, recapitalizations, mergers, material litigation, technological breakthroughs, and new management or management policies.  Although large and well-known companies may be involved, special situations often involve greater risk than is found in the normal course of investing.   See "Credit Risk," "Interest Rate Risk" and "Investment in High Yield Securities" below for a description of the risks of investing in debt and other fixed-income securities.

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ADDITIONAL INFORMATION ABOUT INVESTMENT OPTIONS AND RISKS

Future Developments.  The Funds may take advantage of other investment practices that are not currently contemplated for use by the Funds, or are not available but may yet be developed, to the extent such investment practices are consistent with the Funds' investment objectives and legally permissible for the Funds.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Master-Feeder Option.  Notwithstanding its other investment policies, the Funds may seek to achieve their investment objectives by investing substantially all net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund.  Although such an investment may be made in the sole discretion of the Directors, a Fund's shareholders will be given 30 days prior notice of any such investment.  There is no current intent to make such an investment.

Portfolio Turnover.  For its fiscal years ended November 30, 2009 and 2008 , the Fairholme Fund had an annual portfolio turnover rate of 71.09 % and 81.35%, respectively.  While the Fairholme Fund's strategies typically do not generate high portfolio turnover, the turnover rate is expected to vary materially from year to year, and may exceed the rates disclosed above.

High portfolio turnover in any year will result in the payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average taxes on realized investment gains.  Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities (excluding short-term securities and U.S. Government debt securities) owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

Certain Risk Considerations.  The following disclosure supplements the risk disclosure included in the Prospectus.

Credit Risk.  The Funds' investments are subject to credit risk.  An issuer's credit quality depends on its ability to pay interest on and repay its debt and other obligations.  Defaulted securities or those expected to default are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value.  The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.  The Funds do not rely on third party credit ratings to select their investments.

Interest Rate Risk.  The Funds' investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates.  Investments subject to interest rate risk usually decrease in value when interest rates rise and rise in value when interest rates decline.  Also, fixed-income securities with longer maturities typically experience a more pronounced change in value when interest rates change.

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Investment in High Yield Securities.  The Funds' investments in securities that are rated below investment grade by one or more NRSRO or rating agency (i.e., Ba3 and lower by Moody's or BB- and lower by S&P and Fitch) or, if not rated, determined by the Manager to be of equivalent quality ("high yield securities"), are subject to greater risk of loss of principal and interest than higher-rated securities.  High yield securities are also generally considered to be subject to greater market risk than higher-rated securities and the capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.  In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

Although the Manager does not rely on the ratings of rating agencies in selecting such investments, debt securities rated Ba (including Ba1, Ba2 and Ba3) by Moody's or BB (including BB+ and BB-) by S&P and Fitch are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal.  Debt securities rated B (including B1, B2, B3, B+ and B-) by Moody's, S&P, and Fitch are judged to have highly speculative characteristics or to be predominantly speculative.  Such securities may have small assurance of interest and principal payments.  Securities rated Baa (including Baa1, Baa2 and Baa3) by Moody's are also judged to have speculative characteristics.

The market for high yield securities may be less liquid than the market for higher-rated securities, which can adversely affect the prices at which high yield securities can be sold.  Adverse publicity and investor perceptions about high yield securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of these securities.  To the extent that there is no established secondary market for high yield securities, the Funds may experience difficulty in valuing such securities and, in turn, the Funds' assets.

Although the Manager will attempt to reduce the risk inherent in investing in high yield securities through credit analysis and attention to current developments and other trends affecting fixed-income securities, losses may occur.  Certain high yield securities in which the Funds may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities.  Such securities may present risks based on prepayment expectations.  If an issuer exercises such a provision, the Funds' income may decline as a result of a loss of the higher income from such securities.

Ratings of fixed-income securities by the NRSROs are a generally accepted barometer of credit risk, although the Manager does not rely on credit ratings in selecting investments.  Ratings are, however, subject to certain limitations.  The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions.  There is frequently a lag between the time a rating is assigned and the time it is updated.  In addition, there may be varying degrees of difference in the credit risk of securities within each rating category.  Some securities are rated by more than one of the NRSROs, and the ratings assigned to the security by the rating agencies may differ.  In such an event and for purposes of determining compliance with restrictions on investments for the Funds, if a security is rated by two or more rating agencies, the Manager will deem the security to be rated at the highest rating.

Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds' portfolio holdings to third parties.  Portfolio holdings are generally disclosed as required by

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law or regulation on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after quarter end.  The Funds may also make disclosures pursuant to a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Funds) as long as the recipient has been notified or has executed an agreement to the effect that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures.  The Funds reserve the right to request certifications from senior officers of a recipient that the recipient is using the information only in a manner consistent with the Funds' portfolio holdings disclosure policy and procedures and any applicable confidentiality agreement.  Consistent with the aforementioned, each of the following service providers of the Funds has been approved to receive information concerning a Fund's portfolio holdings and has an ongoing arrangement with the Fund pursuant to which it receives the Fund's portfolio holdings information in connection with the services it provides to the Fund: (i) the Fund's independent registered public accounting firm; (ii) the Fund's custodian; (iii) the Fund's transfer agent, administrator and fund accountant; and (iv) the Fund's financial printer.  Information may be provided to these service providers at any time and with no time lag.  Each of the service providers is contractually and ethically prohibited from using the portfolio holdings information for its trading purposes and from sharing the portfolio holdings information, unless specifically authorized.

In addition, a Fund's executive officers and chief compliance officer (or his/her designee) ("Authorized Persons") may also authorize disclosure of the Fund's portfolio holdings to other persons after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure and any conflicts of interest between the Fund and its shareholders and the interests of the Manager and any of its affiliates, and will report such authorizations to the Board.  Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation.  The Directors will at least annually review information regarding the nature of any such disclosures and recipients.  If the Directors determine that any such disclosure was inappropriate, the Directors will take such actions as they deem necessary and appropriate to protect the interests of shareholders.

The Funds believe that the foregoing policies and procedures reduce the likelihood of conflicts between the interests of shareholders and affiliates of the Funds.  Both the Manager and the Funds have Codes of Ethics that govern conflicts of interest and that are designed to minimize the possibility that employees of the Funds or the Manager will act in a manner inconsistent with their duties to the Funds and their shareholders.  No employee of the Funds or the Manager or its affiliates receives any compensation whatsoever in connection with proper disclosure of the Funds' portfolio holdings.

INVESTMENT RESTRICTIONS

The restrictions listed below are fundamental policies of each Fund and may be changed only with the approval of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.  As provided in the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy.  Except with respect to borrowing, changes in the values of the Fund's assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

(1)
The Fund may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

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(2)
The Fund may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps, are not deemed to involve the issuance of a senior security.

(3)
The Fund may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

(4)
The Fund may not make loans, except through (i) the purchase of debt obligations in accordance with their investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds, each as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act.

(5)
The Fund may not purchase or sell commodities, except that the Fund may enter into futures contracts, options on futures contracts and privately-negotiated contracts for the current or future delivery of commodities.

(6)
The Fund may not purchase or sell real estate, except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

INVESTMENT MANAGER

Information on the Manager, Fairholme Capital Management, LLC, is set forth in the Prospectus.  This section contains additional information about the Manager and the persons primarily responsible for the day-to-day management of the Funds.

Bruce R. Berkowitz controls the Manager.   Membership interests in the Manager are held by Gables Investment Partnership, LLLP and East Lane, LLC.  Mr. Berkowitz is the managing member of the Manager, Gables Investment GP, LLC, general partner of Gables Investment Partnership, LLLP, and the sole limited partner of Gables Investment Partnership, LLLP.  Mr. Berkowitz is also the managing member of East Lane, LLC.

Portfolio Management Team

The Funds are managed by a portfolio management team whose lead member, Bruce R. Berkowitz, is the Managing Member of the Manager.  He has served as the lead member of the portfolio management team

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since each Fund's inception.  Mr. Berkowitz is also President and a Director of the Company.  Mr. Berkowitz has been Managing Member and Chief Investment Officer of the Manager since the Manager's inception in 1997.   Mr. Berkowitz has approximately 30 years of investment management experience.  Mr. Berkowitz is a director of White Mountains Insurance Group, which is listed on the New York Stock Exchange ("NYSE").

Mr. Berkowitz is responsible for the day-to-day management of each Fund's portfolio.  Members of the portfolio management team advise Mr. Berkowitz prior to executing transactions on behalf of each Fund .

Charles M. Fernandez is a member of the portfolio management team and has been since January 2008 .  He is the President of the Manager and serves as a Director and a Vice President of the Company.  Mr. Fernandez is also a member of the Board of Directors of Miami Children's Hospital Foundation. From 2003 until 2007, Mr. Fernandez was the President and CEO of Lakeview Health Systems LLC, a privately-held healthcare company.  Mr. Fernandez has approximately 25 years of management experience .

The table below identifies each member of the portfolio management team and the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment company, privately offered pooled investment vehicles, and separate accounts.  Information in the table is shown as of ____________, 2010 .  Asset amounts are approximate and have been rounded.

	Registered Investment Company Total Assets through __________, 2010		Privately Offered Pooled Investment Vehicles Total Assets through _________, 2010		Separate Accounts Total Assets through _________, 2010
Name	Number of Accounts	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bruce R. Berkowitz	1	$ __ billion	5	$ __ million	_	$ __ billion
Charles M. Fernandez	1	$ __ billion	5	$ __ million	_	$ __ billion
* Reflects the total assets of the Fairholme Fund and the Income Fund .

Conflicts of Interest

The Manager seeks to treat all clients (including the Funds, pooled investment vehicles and separate accounts) fairly and equitably and has adopted policies and procedures designed to ensure that no client is disadvantaged over another where both clients have the ability to invest in similar securities.  Special attention is paid to situations where the activities of the Funds may conflict with the activities of other advisory clients of the Manager so that the Funds are not disadvantaged.

Although many clients of the Manager have assets managed with the same overall investment philosophy, not all clients use the same specific investment strategies to achieve their goals.  Furthermore, different clients of the Manager have different restrictions on their permitted activities, whether by statute, contract or instruction of the client.  As a consequence of employing differing strategies and taking into account total asset size and investment restrictions, the Funds, privately-offered pooled vehicles, and separate accounts may own different securities and performance may materially differ.

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Specifically, the pooled investment vehicles are typically permitted to invest without regard to liquidity, have "lock-up" or other provisions restricting liquidity on behalf of investors and may pursue strategies not available to the Funds or other clients. The Funds may use specific strategies not employed by separate account clients or pooled investment vehicles managed by the Manager due to their ability to pursue investments in, among other types of investments, distressed debt, special situations and illiquid securities.

Furthermore, separate accounts or pooled investment vehicles may be more concentrated in specific securities (and therefore generate higher or lower returns) than the account of the Funds, where concentrations are limited by the 1940 Act or other statutes.

Portfolio Management Team Compensation

The Company does not directly compensate any personnel of the Manager, including members of the portfolio management team.  Mr. Berkowitz's compensation from the Manager is in the form of a share of the Manager's total profits.  Mr. Fernandez receives from the Manager a fixed salary and an annual bonus. The annual bonus, which is subject to the profitability of the Manager, is discretionary and based on Mr. Berkowitz's assessment of Mr. Fernandez's contributions to the Manager.

The Manager also receives management fees based on managed assets and may receive incentive compensation based on profits, if any, of privately offered pooled investment vehicles.  A portion of any such incentive compensation may be reallocated to members or partners that are affiliated with the Manager, including the members of the portfolio management team.

No member of the portfolio management team is compensated based directly on the performance of the Funds or the value of the Funds' assets.

Ownership of Fund Securities

As of ___________, 2010 , Mr. Berkowitz and his immediate family members owned shares of the Fairholme Fund worth in excess of $1,000,000 and shares of the Income Fund worth $0.00.   As of such date, Mr. Fernandez and his immediate family members owned shares of the Fairholme Fund worth in excess of $1,000,000 and shares of the Income Fund worth $0.00.

As of _________, 2010 , officers and employees of the Manager, collectively, owned shares of the Fairholme Fund worth in excess of $________ million and shares of the Income Fund worth $_________ .

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THE INVESTMENT MANAGEMENT AGREEMENTS

The Company has entered into an Investment Management Agreement with the Manager on behalf of each Fund (each, a "Management Agreement" and collectively, the "Management Agreements").  Under the terms of each Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund's investment policies and restrictions.  The Manager furnishes an investment program for the Fund; determines what investments should be purchased, sold and held; and makes changes in the investments of the Fund.  At all times, the Manager's actions on behalf of the Funds are subject to the overall supervision and review of the Board. The Manager also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Funds.  The Board has been advised of such potential conflicts and believes that the Manager has adequate policies and procedures designed to minimize the impact of any such conflicts on the Funds' portfolio.

Pursuant to each Management Agreement, the Manager provides, or arranges to provide, administrative and all other services necessary to manage the business and day-to-day operational needs of the Fund including, but not limited to: transfer agency, fund accounting, fund administration, custody, legal, audit, compliance, directors' fees, call center, fulfillment, travel, insurance, rent, printing, postage and other office supplies.  Under the Management Agreement, the Fund retains responsibility for portfolio commission expenses, acquired fund fees and expenses, and other extraordinary expenses, if any, including, but not limited to, litigation costs.

Under the Management Agreement, the Manager may, with the Board's approval, employ third parties, including but not limited to affiliated service providers, to assist it in performing the various services required by the Fund.  The Manager is responsible for compensating such parties.

Each Management Agreement provides that the Manager shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Management Agreement, except by reason of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Income Fund

The Management Agreement of the Income Fund has an initial term of two years beginning with the commencement of the Income Fund's operations and may be continued thereafter for additional one year terms so long as such continuance is approved at least annually at a meeting called for that purpose by the vote, cast in person, of a majority of the directors of the Company who are not interested persons of the Company or the Manager, and by a majority of the directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.  The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to the Management Agreement of the Income Fund, the Company pays a management fee at an annual rate equal to 1.00% of the daily average net assets of the Fund to the Manager for its provision of investment advisory and operating services to the Fund. The Manager has, however, agreed to waive a portion of its management fees and/or pay Fund expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation) in order to limit the net expenses of the Fund to an annual rate of 0.50% of the Fund's daily average net assets.  The fee waiver/expense limitation became effective on December 28, 2009 and shall remain in effect  for at least one year after the effective date of this Prospectus and until the effective date of the Fund's prospectus incorporating the Fund's audited financial statements for the Fund's fiscal year ending 2010 .  The fee waiver/expense limitation

18

may continue from year-to-year thereafter as determined by the Manager and approved by the Board of Directors.  The Manager may be reimbursed for fee waivers and/or expense limitation payments made on behalf of the Fund in the prior three fiscal years.  Any such reimbursement is subject to the Board's review and approval.  A reimbursement may be requested by the Manager if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account any reimbursement) does not exceed the fee waiver/expense limitation for that year, or, if no such fee waiver/expense limitation is effective for that year, the Management Fee payable by the Fund to the Manager for that year .

Fairholme Fund

The Management Agreement of the Fairholme Fund, dated as of May 23, 2008, has an initial term of two years and may be continued thereafter for additional one year terms so long as such continuance is approved at least annually at a meeting called for that purpose by the vote, cast in person, of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, and by a majority of the directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.  The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to the Management Agreement of the Fairholme Fund, the Company pays a management fee at an annual rate equal to 1.00% of the average daily net assets of the Fund to the Manager for its provision of investment advisory and operating services to the Fund.  For the Fairholme Fund's fiscal period beginning on May 23, 2008 and ending on November 30, 2008, the Company paid $44,035,226 in fees to the Manager pursuant to the Management Agreement.   For the Fairholme Fund's fiscal year ended November 30, 2009, the Company paid $_______________ in fees to the Manager pursuant to the Management Agreement. Prior to May 23, 2008, the Manager provided investment advisory services to the Fairholme Fund under an Investment Advisory Agreement, and provided, or arranged to provide, all other services to the Fund under a separate Operating Services Agreement.  Under the Investment Advisory Agreement, for its investment advisory services to the Fairholme Fund, the Company paid to the Manager, on the last day of each month, a fee at an annual rate equal to 0.50% of the daily average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund.  For the Fairholme Fund's fiscal period beginning on December 1, 2007 and ending on May 22, 2008, the Company paid $17,401,931 in fees to the Manager pursuant to the Investment Advisory Agreement.  For the Fairholme Fund's fiscal year ended November 30, 2007, the Company paid $25,972,441 in investment advisory fees to the Manager pursuant to the Investment Advisory Agreement. Under the Operating Services Agreement, for its administrative and other services to the Fairholme Fund, the Company paid to the Manager, on the last day of each month, a fee at an annual rate equal to 0.50% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund.  For the Fairholme Fund's fiscal period beginning on December 1, 2007 and ending on May 22, 2008, the Company paid $17,401,931 in fees to the Manager pursuant to the Operating Services Agreement.  For the Fairholme Fund's fiscal year ended November 30, 2007, the Company paid $25,972,441 in fees to the Manager pursuant to the Operating Services Agreement.

DIRECTORS AND OFFICERS

The Board has overall responsibility for the conduct of the Company's affairs.  The Directors and Officers of the Company, including those Directors who are also officers, are listed below.

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Name, Age & Address+	Position(s) Held with the Company	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Director	Other Directorships Held by Director
Interested Directors and Officers
Bruce R. Berkowitz* Age 51	Director, President	Mr. Berkowitz has served as a Director of the Company since December 15, 1999.	Managing Member, Fairholme Capital Management, LLC, a registered investment adviser, since October 1997.	2	Director, White Mountains Insurance Group, Ltd.
Cesar L. Alvarez, Esq.* Age 62	Director	Mr. Alvarez has served as a Director of the Company since May 19, 2008.	Chief Executive Officer of Greenberg Traurig, P.A. since 1997.	2	Chairman, Board of Directors, Mednax Medical Group, Inc.; Co-Leading Director, Watsco, Inc.; Director, Intrexon Corporation; Director, Texpack Inc.
Charles M. Fernandez* Age 47	Director, Vice President	Mr. Fernandez has served as a Director and a Vice President of the Company since November 5, 2008.	President, Fairholme Capital Management, LLC since November 2008; Chief Operating Officer, Fairholme Capital Management LLC from 2007 to 2008; President, Lakeview Health Systems LLC from 2003 to 2007.	2	Director Miami Children's Hospital Foundation

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Name, Age & Address+	Position(s) Held with the Company	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Director	Other Directorships Held by Director
Independent Directors^
Terry L. Baxter Age 64	Independent Director	Mr. Baxter has served as a Director of the Company since May 19, 2008.	Retired.	2	Director, Main Street America Group
Howard S. Frank Age 68	Independent Director	Mr. Frank has served as a Director of the Company since May 7, 2007.	Vice Chairman, Chief Operating Officer and Director, Carnival Corporation & plc.	2	Director, Steamship Mutual Trust; Vice Chairman, New World Symphony
Avivith Oppenheim, Esq. Age 59	Independent Director	Ms. Oppenheim has served as a Director of the Company since December 15, 1999.	Attorney-at-Law.	2	None
Leigh Walters, Esq. Age 63	Independent Director	Mr. Walters has served as a Director of the Company since December 15, 1999.	Vice-President and Director, Valcor Engineering Corporation. Attorney-at-Law.	2	Director, Valcor Engineering Corporation

+     Unless otherwise indicated, the address of each Director of the Company is 4400 Biscayne Blvd., 9th Floor, Miami, FL 33137.
*	Mr. Berkowitz, Mr. Fernandez and Mr. Alvarez are each an interested person, as defined in the 1940 Act, of the Company because of their affiliation with the Manager.
^     Directors who are not "interested persons" of the Company as defined under the 1940 Act.
**	Each Director serves for an indefinite term. Each officer serves for an annual term and until his or her successor is elected and qualified.

Additional Officers of the Company

Name, Age & Address+	Position(s) Held with the Company	Term of Office & Length of Time Served*	Principal Occupation(s) During Past 5 Years
Tim Biedrzycki Age 61	Treasurer and Secretary	Mr. Biedrzycki has served as Treasurer of the Company since November 2008, and has served as Secretary of the Company since 2009.
Chief Executive Officer and President, FCM Services, Inc since July 2008; Chief Operating Officer, FCM Services from February 2007 to June 2008. Managing Director, Citco Mutual Fund Services August 2005 to February 2007.

Kathryn S. Battistella Age 36	Chief Compliance Officer	Ms. Battistella has served as Chief Compliance Officer since January 2009 and previously served in the position from May 2006 to July 2008.
Chief Compliance Officer, Fairholme Capital Management LLC since August 2009; VP Compliance, Fairholme Capital Management LLC from September 2005 to December 2008. Vice President,Citigroup Private Bank from August 2002 to September 2005.

+	Unless otherwise indicated, the address of each Officer of the Company is 4400 Biscayne Blvd., 9th Floor, Miami, FL 33137.
*	Each officer serves for an annual term and until his or her successor is elected and qualified.

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The Board of Directors has three standing committees - The Audit Committee, the Nominating and Corporate Governance Committee and the Proxy Voting Committee.

Audit Committee

The Board has formed an Audit Committee to oversee the financial reporting of the Funds, nominate independent auditors to conduct audits of the Funds' financial statements and perform other related duties.  The Audit Committee has adopted a charter to govern such activities.  The Audit Committee met four times during the fiscal year ended November 30, 2009 .  The members of the Audit Committee are: Howard S. Frank (Chairperson), Terry L. Baxter, Avivith Oppenheim and Leigh Walters.

Nominating and Corporate Governance Committee

The Board has formed a Nominating and Corporate Governance Committee ("Nominating Committee").  The Nominating Committee will recommend nominees to the Board for election and periodically review the composition of the Board. The Nominating Committee did not meet during the fiscal year ended November 30, 2009 .  The Nominating Committee does not consider nominees recommended by shareholders as candidates for Board membership.  The members of the Nominating Committee are: Avivith Oppenheim (Chairperson), Terry L. Baxter, Howard S. Frank and Leigh Walters.

Proxy Voting Committee

The Board has established a Proxy Voting Committee.  The Proxy Voting Committee considers proxies involving potential conflicts of interest and requests for waivers of the proxy voting policy.  The Proxy Voting Committee met twice during the fiscal year ended November 30, 2009.  The members of the Proxy Voting Committee are: Terry L. Baxter, Avivith Oppenheim, Leigh Walters (Chairperson) , and Howard S. Frank.

Compensation

During the fiscal year ended 2009 , each Director who is not an employee of the Manager received an annual retainer of $60,000 with an additional $15,000 paid to the Chairman of the Audit Committee.  Effective January 2009, the Board, upon the recommendation of management, approved (i) an annual retainer for each Director who is not an employee of the Manager of $60,000 and (ii) the annual compensation of the Chairman of the Audit Committee of $15,000. All Directors are permitted reimbursement for any out-of-pocket expenses incurred in connection with attendance at meetings.  Pursuant to its obligations to the Company under the Management Agreement, the Manager is responsible for paying compensation, if any, to each of the Company's Directors who are entitled to receive compensation from the Company.

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The table below sets forth the compensation paid to Directors by the Company during the Fairholme Fund's fiscal year ended November 30, 2009 :

NAME OF DIRECTOR	AGGREGATE COMPENSATION FROM THE FUND (PAID BY THE MANAGER)*		PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND'S EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION PAID TO DIRECTOR *

Cesar L. Alvarez	$	_____	$-0-	$-0-	$	_____
Bruce R. Berkowitz		$-0-	$-0-	$-0-		$-0-
Terry L. Baxter ^	$	_____	$-0-	$-0-	$	_____
Charles M. Fernandez		$-0-	$-0-	$-0-		$-0-
Howard S. Frank^	$	_____	$-0-	$-0-	$	_____
Avivith Oppenheim^	$	_____	$-0-	$-0-	$	_____
Leigh Walters^	$	_____	$-0-	$-0-	$	_____

^ Directors who are not "interested persons" of the Company as defined under the 1940 Act.
* The Fairholme Fund was the only series of the Company during the period ended November 30, 2009.

Director Ownership of the Fairholme Fund and Income Fund Shares

As of December 31, 2009 , the Directors owned the following aggregate amounts of the Fairholme Fund and the Income Fund shares:

NAME OF DIRECTOR	DOLLAR RANGE OF SHARES HELD IN THE FAIRHOLME FUND	DOLLAR RANGE OF SHARES HELD IN THE INCOME FUND	AGGREGATE DOLLAR RANGE OF SHARES HELD IN ALL FUNDS OVERSEEN BY DIRECTOR

Cesar L. Alvarez	Over $100,000	none	Over $100,000
Bruce R. Berkowitz	Over $100,000	Over $100,000	Over $100,000
Terry L. Baxter^	Over $100,000	none	Over $100,000
Charles M. Fernandez	Over $100,000	Over $100,000	Over $100,000
Howard S. Frank^	Over $100,000	none	Over $100,000
Avivith Oppenheim^	Over $100,000	none	Over $100,000
Leigh Walters^	Over $100,000	none	Over $ 100 ,000

^   Directors who are not "interested persons" of the Company as defined under the 1940 Act.

As of________, 2010 , the Officers and Directors of the Company (and their affiliates), as a group, owned  _______________ of the Fairholme Fund's outstanding shares, and ________________  of the Income Fund's outstanding shares.

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CONTROL PERSONS AND SHAREHOLDERS OWNING IN EXCESS OF 5% OF FUND SHARES

As of ____________, 2010 , the following persons owned 5% or more of the Fairholme Fund's outstanding shares.

NAME OF SHAREHOLDER	NUMBER OF FAIRHOLME FUND SHARES OWNED	% OWNERSHIP OF TOTAL FAIRHOLME FUND SHARES	TYPE OF OWNERSHIP
		XX.XX%	Record
		XX.XX%	Record

As of _____________, 2010, the following persons owned 5% or more of the Income Fund's outstanding shares.

NAME OF SHAREHOLDER	NUMBER OF INCOME FUND SHARES OWNED	% OWNERSHIP OF TOTAL INCOME FUND SHARES	TYPE OF OWNERSHIP
		XX.XX%	Record
		XX.XX%	Record

PURCHASING AND REDEEMING SHARES

Purchases and redemptions of a Fund's shares will be made at NAV.  A Fund's per share NAV is computed on all days on which the New York Stock Exchange ("NYSE") is open for business and is based on closing prices of the Fund's portfolio securities as of the close of regular trading hours on the NYSE, currently 4:00 p.m., Eastern Standard Time.  In the event that the NYSE closes early, NAV will be determined based on prices prevailing as of the close of trading on the NYSE.  For purposes of computing the NAV of a share of a Fund, securities traded on securities exchanges are valued at the last quoted sales price at the time of valuation or, lacking any reported sales on that day, at the last bid price.  Securities not traded or dealt upon any securities exchange for which over-the-counter market quotations are readily available general are valued at the current bid price.

The Funds generally determine the total value of their shares by using market prices for the securities comprising their portfolio.  Securities for which quotations are not available or deemed unreliable as well as restricted securities (and any other assets) are valued at a fair market value as determined in good faith by the Manager pursuant to the Funds' fair value pricing procedures, subject to the review and supervision of the Board.

The Manager may use fair value pricing under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded or suspension of trading in the security.  In addition, the Funds may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be closed on days or times when U.S. markets are open and some markets may remain open after the Funds value their securities at 4:00 p.m., Eastern Standard Time.

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When the Funds hold securities traded in foreign markets that are open when U.S. markets are closed, significant events, including company specific developments or broad foreign market moves may affect the value of foreign securities held by the Funds.  Consequently, a Fund's NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund.  While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, fixed income securities or other assets held by the Funds.

The value of a foreign security is determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m., Eastern Standard Time) on the day that the value of the foreign security is determined.  If no sale is reported at that time, the foreign security will be valued at the last bid price.

A Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and then dividing the result by the total number of shares outstanding on that day.  Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received.  Since a Fund generally does not charge sales fees, the NAV is the offering price for shares of the Fund.  The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

An example of how the Fairholme Fund calculated its total offering price per share as of November 30, 2009 is as follows:

Net Assets	=	Net asset value per share
Shares Outstanding
$[__________________]	=	$[______]
[____________]

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Funds of securities owned by them is not reasonably practicable or as a result of which it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Funds.

TAX INFORMATION

The information set forth in the Prospectus and the following discussion relate solely to U.S. federal income tax law and assumes that the Funds qualify to be taxed as a regulated investment company (as discussed below).  Such information is only a summary of certain key federal income tax considerations and is based on current law.  No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or their shareholders.  Investors are encouraged to consult their own tax advisers with respect to the specific tax consequences of being a shareholder in the Funds, including the effect and applicability of federal, state, local and foreign tax laws to their own particular situations.

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Qualification as a Regulated Investment Company.  Each of the Funds intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.  To qualify as a RIC, a Fund must, among other requirements, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, or net income derived from interests in certain publicly traded partnerships.

If for any tax year a Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.  Failure to qualify as a RIC would thus have a negative impact on the Fund's income and performance.  It is possible that the Funds will not qualify as a RIC in any given tax year.

If a Fund qualifies as a RIC and distributes at least 90% of its investment company taxable income (taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses), the Fund will not be subject to federal income tax on the investment company taxable income and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed.  However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

Each of the Funds intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gain.  Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Funds unless the shareholder has requested in writing to have them paid by check.

Excise Tax.  Each of the Funds will avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income for the twelve-month period ending on October 31 (or November 30 if elected by the Fund) of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year.  For this purpose, income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year.  Each of the Funds intends to make sufficient distributions to avoid liability for the excise tax.  A Fund may be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Taxation of the Non-Corporate Shareholder.  Distributions of a Fund's investment company taxable income are taxable to you as ordinary income.  A portion of a Fund's distributions may be treated as "qualified dividend income," which may be taxable through 2010 to individuals, trusts and estates at lower federal tax rates.  A distribution is treated as qualified dividend income to the extent that a Fund received dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.  To the extent a Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

Distributions of a Fund's net short-term capital gains are taxable to you as ordinary income.  Distributions of a Fund's net long-term capital gains are taxable to you as long-term capital gains.  Long-term is defined as securities held for more than one year at the time of the sale or exchange.  Short-term is defined as securities held for one year or less at the time of sale or exchange.

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Distributions that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital.  A return of capital distributions reduces your tax basis in the shares and is treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of a Fund.

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received.  However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by a Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of the Funds' shares.  Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution.  The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A portion of a Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends from domestic corporations.  Because a Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends and short-term capital gains, the percentage of dividends from a Fund that qualifies for the deduction generally will be less than 100%.  Each Fund will notify corporate shareholders annually of the percentage of the Fund's dividends that qualifies for the dividends received deduction.

If a shareholder fails to furnish his social security or other taxpayer identification number or to certify properly that it is correct, a Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him.  Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.  Each Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

In general, you will recognize a gain or loss on a sale or exchange of shares of a Fund in an amount equal to the difference between the amount of your net sales proceeds and your tax basis in the shares.  All or a portion of any such loss may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or exchange.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.  In general, any gain or loss will be capital gain or loss if you held your Fund shares as capital assets.  Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.  Any capital loss arising from the sale or exchange of shares held for one year or less is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.

Foreign Taxes.  Income received by a Fund from sources within foreign countries may be subject to foreign income taxes, including withholding taxes.

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PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Funds are made by the Manager.  In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Manager to seek the best execution of orders at the most favorable price.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of considerations. Among these are the Manager's evaluation of the broker-dealer's efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer's spread, the size and difficulty of the order, the nature of the market for the security, and operational capabilities of the broker-dealer.  The Manager will not take into account the sale of shares of the Funds when selecting brokers to execute portfolio transactions.

The Manager may purchase or sell portfolio securities on behalf of the Funds in agency or principal transactions.  In agency transactions, a Fund generally pays brokerage commissions. In principal transactions, a Fund generally does not pay commissions.  However, the price paid for the security may include an undisclosed commission or mark-up or selling concessions.  The Manager normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities.  The Manager may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price.  In some instances, the Manager feels that better prices are available from non-principal market makers who are paid commissions directly.

For the fiscal years ended November 30, 2009 , November 30, 2008 and November 30, 2007 , the Fairholme Fund paid brokerage commissions of $______________, $8,040,774 and $1,058,747, respectively.  The increase in brokerage commissions from November 30, 2007 to November 30, 2008 was primarily due to the sizeable increase in net capital subscriptions to the Fund and the related investment of such assets.

The Manager may combine transaction orders placed on behalf of the Funds with orders placed on behalf of any other advisory client, including any partnership or private account where principals and employees of the Manager have an interest, for the purposes of obtaining a more favorable transaction price or achieving fair and equitable allocations.  If an aggregated trade is not completely filled, then the Manager allocates the trade among the Funds and other advisory clients, as applicable, on a pro rata basis or such other allocation method that, in the opinion of the Manager, will result in fairness to all participants.  Exemptions to trade allocation policies are permitted on a case-by-case basis when judged by the Manager to be fair and reasonable to the Funds and any other accounts involved.  For example, allocation of investments among other advisory clients and the Funds may not be similar due to, among other reasons, differences in investment objectives, investment strategies and policies, investment restrictions, cash positions, timing and/or asset size.  Since the Funds' objectives will differ at times from those of other advisory clients, it is possible the Funds may not participate in certain aggregated trades or may purchase or sell securities not owned by other advisory clients, and advisory clients may purchase or own securities not purchased or owned by the Funds.

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For the fiscal year ended November 30, 2009, the Fairholme Fund held securities of the following regular broker-dealers or their parents:

Name of Regular Broker or Dealer or Parent (Issuer)	Shares	Aggregate Market Value

PERSONAL TRADING BY THE PORTFOLIO MANAGERS AND OTHER INSIDERS

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Funds and the Manager have adopted Codes of Ethics ("Codes") restricting personal securities trading by certain persons who are affiliated with the Funds and/or the Manager.  These Codes are on public file and are available from the SEC.  While the Codes permit personal transactions by these persons in securities held or to be acquired by the Funds, under certain circumstances, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

CUSTODIAN

PFPC Trust Company ("Custodian"), 301 Bellevue Parkway, Wilmington, Delaware, 19809, is custodian for the securities and cash of the Funds.  Under the Custody Agreement, the Custodian holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

TRANSFER AGENT

PNC Global Investment Servicing (U.S.), Inc. ("PNC"), 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as Transfer Agent to the Funds pursuant to a Transfer Agency Services Agreement among the Company, the Manager (with respect to the compensation section only), and PNC.

Under the Transfer Agency Services Agreement, PNC provided customary services of a transfer agent and dividend-paying agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; and (2) mailing shareholder reports and prospectuses to current shareholders.  PNC receives a transfer agency services fee which will be billed to the Manager on a monthly basis.

ADMINISTRATION AND ACCOUNTING SERVICES

PNC provides Administration and Accounting Services to the Funds pursuant to an Administration and Accounting Services Agreement among the Funds, the Manager (with respect to the compensation section only), and PNC.  Under the Administration and Accounting Services Agreement, PNC provides , among other things, the following services: portfolio accounting and valuation, expense accrual and payment, financial reporting, tax accounting and assistance with compliance monitoring.  PNC receives an administration and accounting services fee calculated as a percentage of each Fund's average daily net assets, which will be billed to the Manager on a monthly basis.   For the period from March 16, 2009 to November 30, 2009, PNC received $___________ in fees pursuant to the Administration and Accounting Services Agreement with respect to the Fairhome Fund.

PNC also provides State Filing Services to the Funds pursuant to a State Filing Services Agreement among the Funds, the Manager (with respect to the compensation section only) and PNC.  Under the State Filing Services Agreement, PNC provides state registration and filing services for the Funds.  PNC receives a state filing services fee based upon the number of state securities notice filings ("permits").   This fee is billed to the Manager on a monthly basis.

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Prior to March 16, 2009, U.S. Bancorp Fund Services, LLC ("USBFS") served as fund administrator pursuant to a Fund Administration Servicing Agreement among the Fairholme Fund, the Manager (with respect to the compensation section only) and USBFS.  For the period from March 16, 2009 to November 30, 2009, USBFS received $___________ in fees pursuant to the Fund Administration Servicing Agreement.  For the Fairholme Fund's fiscal years ended November 30, 2008 and November 30, 2007, USBFS received $690,792 and $446,430 in fees pursuant to the Fund Administration Servicing Agreement.

UNDERWRITER

PFPC Distributors, Inc. ("Underwriter"), 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as principal underwriter for the Funds pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the registration and distribution of shares of the Funds.

OTHER SERVICES

The Company has entered into a service agreement with FCM Services, Inc., a wholly owned subsidiary of the Manager, pursuant to which FCM Services, Inc. provides call center and administrative services to the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

____________________, _________________________, serves as each Fund's independent registered public accounting firm.

GENERAL INFORMATION

The Company's Charter permits the Board to issue 900,000,000 shares of common stock, 500,000,000 shares of which have been classified shares of common stock of the Fairholme Fund and 200,000,000 shares of which have been classified as shares of common stock of the Income Fund.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such series.

Shareholders of each Fund are entitled to: one vote per full share; to such distributions as may be declared by the Company's Board out of funds legally available from the Fund; and upon liquidation, to participate ratably in the assets available for distribution from the Fund.

There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors.  The shares are redeemable and are fully transferable.  All shares issued and sold by the Funds will be fully paid and non-assessable.

According to the law of Maryland under which the Company is incorporated and the Company's Bylaws, the Company is not required to hold an annual meeting of shareholders unless required under the 1940 Act.  Accordingly, the Company will not hold annual shareholder meetings unless required under the 1940 Act.  Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors.  The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of a Fund's outstanding shares.

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PROXY VOTING POLICIES AND PROCEDURES

The Board has approved proxy voting policies and procedures for the Company.  A copy of the Company's proxy voting policies and procedures is attached to this SAI as Appendix A.  These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Funds.  Records of the Fairholme Fund's proxy voting records are maintained and are available for inspection.  The Board is responsible for overseeing the implementation of the procedures.  Information regarding how the Fairholme Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge on the Company's website www.fairholmefunds.com; upon request, by calling Shareholder Services toll free at 1-866-202-2263; or by writing to the Company at, PNC Global Investment Servicing (U.S.), Inc., P.O. Box 9692, Providence, Rhode Island 02940-9692 and (ii) on the SEC's website at http://www.sec.gov.

FINANCIAL STATEMENTS

The audited financial statement of the Fairholme Fund for its fiscal year ended November 30, 2009 and the report of ______________________, the Fairholme Fund's independent registered public accounting firm, are incorporated herein by reference to the Fairholme Fund's annual report.  The Fairholme Fund's annual report was filed on Form N-CSR with the SEC on ____________, 2010 .  The report is available without charge upon request by calling Shareholder Services toll free at 1-866-202-2263, or by visiting the Company's website at www.fairholmefunds.com.

The Income Fund commenced operations on December 28, 2009 and will issue a semi-annual report for the period ended May 31, 2010.

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APPENDIX A

PROXY VOTING POLICY OF FAIRHOLME FUNDS, INC.

PREFACE

Fairholme Funds, Inc. (the "Company") is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").  The Company is a series company, meaning that it can offer an indefinite number of series of Company shares (each such series a "Fund" and together the "Funds").  The Company currently offers shares of a single Fund, but may offer shares of additional Funds in the future.  Although this policy will address itself to a single Fund, this policy applies equally with respect to the Company's currently existing Fund and any future Funds that may be offered by the Company.

The Company's affairs are generally managed by its Board of Directors (the "Board" or the "Directors").  Among its obligations to the Fund's shareholders, the Board is responsible for voting all proxies related to securities held in each Fund's investment portfolio.  The Board, consistent with its fiduciary duties and pursuant to applicable rules and regulations promulgated under the 1940 Act, has designed this proxy voting policy (the "Policy") to reflect its commitment to vote all proxies in a manner consistent with the best interests of the Fund's shareholders.  The Board or its designated agent(s), consistent with their duty of care, will monitor corporate actions for those securities issuers who have called upon their shareholders to vote proxies or attend shareholder meetings for the purpose of voting upon issues. Consistent with its duty of loyalty, the Board or its designated agent(s) will, in all cases, vote such proxies in a manner designed to promote shareholders' best interests.

KEY PROXY VOTING ISSUES

1.           General Policies

All proxy solicitations shall be reviewed on an issuer-by-issuer basis, and each item for which a vote is sought shall be considered in the context of the company under review and the various economic impacts such item may have on the Fund's stated investment objectives.  The Board or its designated agent(s) will give great weight to the views of the issuer's management, and in most cases will vote in favor of management's recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on the Fund's shareholder value or conflict with the Fund's policies regarding management and corporate governance.  In such cases, the Board or its designated agent(s) will engage in an independent analysis of the impact that the proposed action will have on shareholder values and will vote such items in accordance with their good faith conclusions as to the course of action that will best benefit the Fund's shareholders.

2.           Boards of Directors

Electing directors is one of the most important rights of stock ownership that company shareholders can exercise.  The Company believes that directors should act in the long-term interests of their shareholders and the company as a whole. Generally, when called upon by an issuer to vote for one or more directors, the Board or its designated agent(s) will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company's shareholders.  The Board or its designated agent(s) will consider the following factors in deciding how to vote proxies relating to director elections:

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•
In re-electing incumbent directors, the long-term performance of the company relative to its peers shall be the key factor in whether the Board or its designated agent(s) votes to re-elect the director(s) – The Board or its designated agent(s) will not vote to re-elect a director if the company has had consistently poor performance relative to its peers in the industry, unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company's performance.

•
Whether the slate of director nominees promotes a majority of independent directors on the full board – The Board believes that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

•	A director nominee's attendance at less than 75% of required meetings – frequent non-attendance at board meetings will be grounds for voting against re-election.
•
Existence of any prior SEC violations and/or other criminal offenses – The Board will not vote in favor of a director nominee who, to Board or its designated agent(s) actual knowledge, is the subject of SEC or other criminal enforcement actions.

The Board believes that it is in the shareholders' best interests to have knowledgeable and experienced directors serving on a company's board.  To this end, the Board believes that companies should be allowed to establish director compensation packages that are designed to attract and retain such directors.  When called upon to vote for director compensation proposals, the Board or its designated agent(s) will consider whether such proposals are reasonable in relation to the company's performance and resources, and are designed to attract qualified personnel yet do not overburden the company or result in a "windfall" to the directors.  The Board or its designated agent(s) will carefully consider proposals that seek to impose reasonable limits on director compensation.

In all other issues that may arise relating to directors, the Board or its designated agent(s) will vote against any proposal that clearly benefits directors at the expense of shareholders (excepting reasonable compensation to directors), and in favor of all proposals that do not unreasonably abrogate the rights of shareholders.  As previously stated, each issue will be analyzed on an item-by-item basis.

3.           Corporate Governance

Corporate governance issues may include, but are not limited to, the following: (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company.  When called upon to vote on such items, the Board or its designated agent(s) shall consider, without limitation, the following factors:

i.           Corporate Defenses.  Although the Board or its designated agent(s) will review each proposal on a case-by-case basis, the Board or its designated agent(s) will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion.  The Board or its designated agent(s) will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

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ii.           Corporate Restructuring.  These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations.  In determining how to vote on these types of proposals, the Board or its designated agent(s) will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company's long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

iii.           Capital Structure.  Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock.  As such, the Board or its designated agent(s) will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring.  The Board or its designated agent(s) will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, it is believed that such action may lead to a concentration of voting power in the hands of few insiders.

iv.           Executive Compensation.  The Board believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values.  The Board also believes however, that executive compensation should, to some extent, be tied to the performance of the company.  Therefore, the Board or its designated agent(s) will vote in favor of proposals that provide challenging performance objectives to company executives and which serve to motivate executives to better performance.  The Board or its designated agent(s) will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

The Board or its designated agent(s) will vote against shareholder proposals that summarily restrict executive compensation without regard to the company's performance, and will generally vote in favor of shareholder proposals that seek additional disclosures on executive compensation.

v.           Independent Registered Public Accounting Firm.  The engagement, retention and termination of a company's independent auditors must be approved by the company's audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors' fees.  In reliance on the audit committee's recommendation, the Board or its designated agent(s) generally will vote to ratify the employment or retention of a company's independent auditors unless the Board or its designated agent(s) is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company's financial position.

4.           Shareholder Rights

State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company.  When called upon to vote on such items, the Board or its designated agent(s) will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company.  In all cases, the Board or its designated agent(s) will vote in favor of proposals that best represent the long-term financial interest of Fund shareholders.

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5.           Social and Environmental Issues

When called upon to vote on items relating to social and environmental issues, the Board or its designated agent(s) will consider the following factors:

•	Whether the proposal creates a stated position that could negatively affect the company's reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;
•	The percentage of assets of the company that will be devoted to implementing the proposal;
•	Whether the issue is more properly dealt with through other means, such as through governmental action;
•	Whether the company has already dealt with the issue in some other appropriate way; and
•	What other companies have done in response to the issue.

While the Board generally supports shareholder proposals that seek to create good corporate citizenship, the Board or its designated agent(s) will vote against proposals that would tie up a large percentage of the assets of the company.  The Board believes that such proposals are inconsistent with its duty to seek long-term value for Fund shareholders.  The Board or its designated agent(s) will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable.  The Board or its designated agent(s) will generally vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

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PROXY VOTING PROCEDURES
of
FAIRHOLME FUNDS, INC.

1.           The Proxy Voting Officer

The Board hereby designates the President and Treasurer of the Company as the persons responsible for voting all proxies relating to securities held in the Fund's portfolio (the "Proxy Voting Officers"), subject to the authority of the Proxy Voting Committee (as defined herein) set forth in Section 2 below.  Either person may act on behalf of the Fund, and there shall be no requirement that both Proxy Voting Officers vote together.  The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit.  The Proxy Voting Officers shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

If, in the Proxy Voting Officer's reasonable belief, it is in the best interest of the Fund's shareholders to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall submit a request for a waiver to the Proxy Voting Committee (as defined below) stating the facts and reasons for the Proxy Voting Officer's belief.  The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Proxy Voting Committee.

In addition, if, in the Proxy Voting Officer's reasonable belief, it is in the best interest of the Fund's shareholders to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall make a record summarizing the reasons for the Proxy Voting Officer's belief and shall present such summary to the Board along with other reports required in Section 4 below.

2.           Proxy Voting Committee

The Board has formed a proxy voting committee (the "Proxy Voting Committee"), which is composed solely of the independent directors of the Company, to evaluate and determine (i) requests for waivers of this Policy and (ii) proxy solicitations that present a potential conflict of interest as discussed in Section 3 below.

3.           Conflict of Interest Transactions

The Proxy Voting Officer shall submit to the Proxy Voting Committee all proxy solicitations that, in the Proxy Voting Officer's reasonable belief, present a conflict between the interests of the Fund's shareholders on one hand, and those of a Director, Officer, Adviser, Sub-Adviser (if any), Principal Underwriter or any of its affiliated persons/entities (each, an "Affiliated Entity").  Conflict of interest transactions include, but are not limited to, situations where:

•	an Affiliated Entity promotes a proxy proposal or is deemed to be the beneficial owner of 10% or more of a class of the issuer's securities to which the proxy relates;

•
an Affiliated Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer's management or the soliciting shareholder(s), when such relationship is of such closeness and intimacy that it would reasonably be construed to be of such nature that it would negatively affect the judgment of the Affiliated Entity;

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•	an Affiliated Entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;

•	an Affiliated Entity has a personal or business relationship with a candidate for directorship; or

•	an Affiliated Entity manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

In all such cases, the materials submitted to the Proxy Voting Committee shall include the name of the Affiliated Entity whose interests in the transaction are believed to conflict with the interests of the Fund, a brief description of the conflict, and any other information in the Proxy Voting Officer's possession that would enable the Proxy Voting Committee to make an informed decision on the matter.  The Proxy Voting Committee may seek the recommendation of an independent third party with respect to any such matter. The Proxy Voting Officer shall vote the proxy in accordance with the direction of the Proxy Voting Committee.

4.           Report to the Board of Directors

The Proxy Voting Officer shall compile and present to the Board a quarterly report of all proxy solicitations received by the Fund, including for each proxy solicitation, (i) the name of the issuer, (ii) the exchange ticker symbol for the security, (iii) the CUSIP number, (iv) the shareholder meeting date; (v) a brief identification of the matter voted on, (vi) whether the matter was proposed by the management or by a security holder; (vii) whether the Proxy Voting Officer cast his/her vote on the matter and if not, an explanation of why no vote was cast; (viii) how the vote was cast (i.e., for or against the proposal); (ix) whether the vote was cast for or against management; and (x) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner.

5.           Responding to Fund Shareholders' Request for Proxy Voting Disclosure

Consistent with this Policy, the Company shall, not later than August 31 of each year, submit a complete record of its proxy voting record to be filed with the Securities and Exchange Commission for the twelve-month period ending June 30th of such year on SEC Form N-PX.  In addition, the Proxy Voting Officer shall make the Fund's proxy voting record available to any Fund shareholder who may wish to review such record through the Company's website.  The Company's website shall notify shareholders of the Fund that the Fund's proxy voting record and a copy of this Policy is available, without charge, to the shareholders by calling the Company's toll-free number as listed in its current Prospectus. The Company shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

6.           Record Keeping

In connection with this Policy, the Proxy Voting Officer shall maintain a record of the following:

•	copies all proxy solicitations received by the Fund, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date;

•	a reconciliation of the proxy solicitations received and number of shares held by the Fund in the soliciting issuer;

•	the analysis undertaken to ensure that the vote cast is consistent with this Policy;

•	copies, if any, of any waiver request submitted to the Proxy Voting Committee along with the Proxy Voting Committee's final determination relating thereto;

•	copies, if any, of all documents submitted to the Proxy Voting Committee relating to conflict of interest situations along with the Proxy Voting Committee's final determinations relating thereto;

•	copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;

•	copies of all votes cast;

•	copies of all quarterly summaries presented to the Board; and

•	copies of all shareholder requests for the Fund's proxy voting record and responses thereto.

All records required to be maintained under this Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by the Company pursuant to applicable rules and regulations promulgated under the 1940 Act.

SK 22146 0003 1060597v2

37

PART C

OTHER INFORMATION

ITEM 28 .  EXHIBITS

(a)	ARTICLES OF INCORPORATION

	(1)	ARTICLES OF INCORPORATION — Incorporated by reference to Original Registration Statement on Form N-1A, filed on October 6, 1999.

	(2)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on March 28, 2006.

	(3)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on March 28, 2006.

	(4)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on May 19, 2006.

	(5)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on March 29, 2007.

	(6)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

	(7)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

	(8)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

	(9)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on January 23, 2009.

	(10)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on December 18, 2009.

(b)	AMENDED AND RESTATED BY-LAWS — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

(c)	INSTRUMENTS DEFINING RIGHTS OF SHAREHOLDERS — None, See Articles of Incorporation.

(d)	(1)	INVESTMENT MANAGEMENT AGREEMENT (Fairholme Fund) — Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on May 23, 2008.
	(2)	INVESTMENT MANAGEMENT AGREEMENT (Fairholme Focused Income Fund) —Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on October 21, 2009.

(e)	(1)	UNDERWRITING AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on March 13, 2009.
	(2)	EXHIBIT A TO THE UNDERWRITING AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on October 21, 2009.
(f)	BONUS OR PROFIT SHARING CONTRACTS — None.

(g)	CUSTODY SERVICES AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on March 13, 2009.

(h)	OTHER MATERIAL CONTRACTS

	(1)	(i)	ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT— Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on March 13, 2009.

		(ii)	EXHIBIT A TO THE ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT – Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on October 21, 2009

	(2)	(i)	TRANSFER AGENT SERVICES AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on March 13, 2009.

		(ii)	EXHIBIT A TO THE TRANSFER AGENT SERVICES AGREEMENT – Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on October 21, 2009.

	(3)		CALL CENTER SERVICES AGREEMENT dated October 20, 2009 — Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on October 21, 2009.

(4)
FEE WAIVER AND OPERATING EXPENSES LIMITATION AGREEMENT (Fairholme Focused Income Fund) — Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on October 21, 2009.

	(5)		POWER OF ATTORNEY for Howard Frank — Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on January 23, 2009.

	(6)		POWER OF ATTORNEY for Avivith Oppenheim — Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on January 23, 2009.

	(7)		POWER OF ATTORNEY for Charles M. Fernandez — Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on January 23, 2009.

	(8)		POWER OF ATTORNEY for Leigh Walters — Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on January 23, 2009.

	(9)	POWER OF ATTORNEY for Cesar Alvarez — Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on January 23, 2009.

	(10)	POWER OF ATTORNEY for Terry Baxter — Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on January 23, 2009.

(i)	LEGAL OPINION & CONSENT — To be filed by amendment .

(j)	CONSENT OF INDEPENDENT AUDITORS — To be filed by amendment .

(k)	OMITTED FINANCIAL STATEMENTS — Not applicable.

(l)	INITIAL CAPITAL AGREEMENTS — Incorporated by reference to Pre-Effective Amendment No. 2 to Original Registration Statement on Form N-1A, filed on December 29, 1999.

(m)	RULE 12b-1 PLAN — Not Applicable.

(n)	RULE 18f-3 PLAN — Not Applicable.

(o)	RESERVED.

(p)	CODES OF ETHICS.

	(1)	CODE OF ETHICS FOR FAIRHOLME FUNDS, INC. — Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on January 23, 2009.

	(2)	CODE OF ETHICS FOR THE ADVISER — Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on January 23, 2009.

ITEM 29 .  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Registrant.

ITEM 30 .  INDEMNIFICATION

(a) General.  The Articles of  Incorporation (the Articles) of the Corporation provide that to the fullest extent permitted by Maryland and federal statutory and decisional  law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or the holders of shares for money damages for breach of  fiduciary duty as a director and each director and officer shall be indemnified by the Corporation; provided, however, that  nothing  herein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or the holders of shares to which such director or officer would otherwise be subject by reason of breach of the director's or officer's duty of loyalty to the Corporation or its stockholders, for acts or  omissions not in good faith or which involved intentional misconduct or a knowing violation of law or for any transaction from which the director derived any improper personal benefit.

The By-Laws of the Corporation, Article VI, provide that the Corporation shall indemnify to the fullest extent  required or permitted under Maryland law or The Investment  Company Act of 1940, as either may be amended from time to time, any individual who is a director or officer of the Corporation and who, by reason of his or he  position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a Proceeding) against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law or the Investment Company Act of 1940.

(b) Disabling Conduct. No director or officer shall be protected against any liability to the Corporation or its shareholders if such director or officer would be subject to such liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as Disabling Conduct).

Article 2-418 of the General Corporation Laws of Maryland provides that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of one or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate; (ii) special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefore and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or (iii) the stockholders.

(c) Standard of Conduct. The Corporation may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.  No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination has been made, in accordance with Maryland law, that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

(d) Required Indemnification. A director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding.  In addition, under Maryland law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

(e) Advance Payment. The Corporation may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under Maryland law. Such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director  or officer to be  indemnified provides a security for his undertaking; (2) the Corporation  shall be insured against  losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available  facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of directors who are neither interested  persons of the Corporation, as defined in Section 2(a)(19) of the Investment  Company Act of 1940, nor parties to the Proceeding; or (ii) an independent  legal counsel in a written opinion.

(f) Insurance. To the fullest extent permitted by Maryland law and Section 17(h) of the Investment Company Act of 1940, the Corporation may purchase and maintain insurance on behalf of any officer or director of the Corporation, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Corporation would have the power to indemnify him or her against such liability.

ITEM 31 .  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

None.

ITEM 32 .  PRINCIPAL UNDERWRITER

(a)
PFPC Distributors, Inc. ("Distributor") is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the FINRA.  As of December 31, 2009, the Distributor acted as principal underwriter for the following investment companies:

AFBA 5 Star Funds
Aston Funds
BHR Institutional Funds
CRM Mutual Fund Trust
E.I.I. Realty Securities Trust
Fairholme Funds, Inc.
FundVantage Trust
GuideStone Funds
Highland Floating Rate Fund
Highland Floating Rate Advantage Fund
Highland Funds I
Industry Leaders Fund
Kalmar Pooled Investment Trust
Matthews International Funds, dba Matthews Asia Funds
The Metropolitan West Funds
The Motley Fool Funds Trust
New Alternatives Funds
Old Westbury Funds
The RBB Fund, Inc.
Stratton Mutual Funds
The Torray Fund

(b)
The Distributor is a Massachusetts corporation located at 760 Moore Road, King of Prussia, PA 19406.  The Distributor is a wholly-owned subsidiary of PNC Global Investment Servicing (U.S.) Inc. an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly traded company.

The following is a list of the directors and executive officers of the Distributor:

Board of Directors

Name	Position	Effective Date
Nicholas M. Marsini, Jr.	Director	April 26, 2007
Michael DeNofrio	Director	April 26, 2007
Steven Turowski	Director	August 30, 2007
T. Thomas Deck	Director	January 3, 2008
Dennis J. Westley	Director	March 4, 2008

Officers

Name	Position	Effective Date
T. Thomas Deck	President and Chief Executive Officer	January 3, 2008
Bruno DiStefano	Vice President	April 11, 2007
Susan K. Moscaritolo	Vice President, Secretary and Clerk	VP - April 11, 2007 Secretary and Clerk – May 29, 2007
Matthew O. Tierney	Treasurer and Financial Operations Principal, Chief Financial Officer	August 19, 2008
Rita G. Adler	Chief Compliance Officer	April 11, 2007
Jodi L. Jamison	Chief Legal Officer	April 11, 2007
Maria C. Schaffer	Controller and Assistant Treasurer	April 11, 2007
John Munera	Anti-Money Laundering Officer	April 11, 2007
Ronald Berge	Assistant Vice President	April 11, 2007
Scott A. Thornton	Assistant Secretary and Assistant Clerk	May 20, 2008
Dianna A. Stone	Assistant Secretary and Assistant Clerk	November 27, 2007
Mark Pinocci	Vice President	Dec 2, 2008

(c)           No commissions were paid to a principal underwriter by the Funds .

ITEM 33 .  LOCATION OF ACCOUNTS AND RECORDS

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are located at:
Registrant's Fund Administrator, Transfer Agent and Fund Accountant	PNC Investment Servicing (U.S.), Inc. 760 Moore Road King of Prussia, PA 19406
Registrant's Investment Adviser	Fairholme Capital Management, L.L.C. 4400 Biscayne Blvd. Miami, FL 33137
Registrant's Custodian	PFPC Trust 8800 Tinicum Boulevard Philadelphia, PA 19153
Registrant's Distributor	PFPC Distributors, Inc. 760 Moore Road King of Prussia, PA 19406

ITEM 34 .  MANAGEMENT SERVICES

None

ITEM 35 .  UNDERTAKINGS

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Miami and State of Florida, on the  29th day of January, 2010 .

FAIRHOLME FUNDS, INC.

/s/ Bruce R. Berkowitz
By:	BRUCE R. BERKOWITZ
President

Pursuant to the requirements of the 1933 Act, this Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Name		Title	Date

	/s/ Bruce R. Berkowitz	President & Director	January 29, 2010
Bruce R. Berkowitz

	/s/ Timothy Biedrzycki	Treasurer	January 29, 2010
Timothy Biedrzycki

	/s/ Charles M. Fernandez*	Director	January 29, 2010
Charles M. Fernandez

	/s/ Howard S. Frank *	Director	January 29, 2010
Howard S. Frank

	/s/ Avivith Oppenheim, Esq.*	Director	January 29, 2010
Avivith Oppenheim, Esq.

	/s/ Leigh Walters, Esq.*	Director	January 29, 2010
Leigh Walters, Esq.

	/s/ Terry L. Baxter*	Director	January 29, 2010
Terry L. Baxter

	/s/ Cesar L. Alvarez*	Director	January 29, 2010
Cesar L. Alvarez

* By	/s/ Bruce R. Berkowitz
Bruce R. Berkowitz
Attorney-in-Fact